                                                                  Exhibit 10.47

                                                                 EXECUTION COPY

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    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
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                                SYSTEM AGREEMENT

                                 by and between

                           NEON COMMUNICATIONS, INC.,

                                NEON OPTICA, INC.

                                       and

                              EXELON VENTURES CORP.

                                      dated

                               SEPTEMBER 14, 2000

                                TABLE OF CONTENTS

   ARTICLE I
           GRANT OF IRU BY Exelon TO NEON......................................2
           1.1    Grant of Indefeasible Right of Use...........................2
                  1.1.1     Conveyance.........................................2
                  1.1.2     Term...............................................2
                  1.1.3     Use of the Fiber Network...........................2
           1.2    Schedule for Delivery of the NEON Fibers.....................3
                  1.2.1     Regulatory Approvals...............................3
                  1.2.2     Completion Schedule................................3
           1.3    Testing and Acceptance of the NEON Fibers....................3
                  1.3.1     Access to NEON Fibers for Acceptance Testing.......3
                  1.3.2     Compliance and Acceptance..........................3
                  1.3.3     Noncompliance and Corrective Action................3
           1.4    Representations and Warranties Relating to the NEON Fibers...4
                  1.4.1     Required Rights....................................4
                  1.4.2     Liens and Nondisturbance Agreements................4
                  1.4.3     Noninterference with Operation.....................4
                  1.4.4     Acknowledgement....................................5
           1.5    Maintenance and Repair of the NEON Fibers....................5
                  1.5.1     Emergency Maintenance..............................5
                  1.5.2     Routine Maintenance................................5
                  1.5.3     Relocation.........................................5
           1.6    Taxes, Fees and Other Governmental Impositions...............6
                  1.6.1     Intent.............................................6
                  1.6.2     Pre-Acceptance Impositions.........................6
                  1.6.3     Post-Acceptance Impositions........................6
                  1.6.4     Procedures.........................................7
                  1.6.5     Impositions Based On Income........................8
                  1.6.6     Relocation to Reduce Impositions...................8
                  1.6.7     Further Procedures.................................8
                  1.6.8     Future Changes.....................................9
                  1.6.9     Provision of Information...........................9
                  1.6.10    Excise Taxes.......................................9
                  1.6.11    Sales and Transfer Taxes...........................9
           1.7    Condemnation, Taking or Interference.........................9
           1.8    Right of Way Fees and Revocable Consents....................10
           1.9    Alternative Source of Rights................................10
   ARTICLE II
           INTERCONNECTION....................................................11
           2.1    Interconnection.............................................11
           2.2    Installation Plans..........................................11
           2.3    Maintenance.................................................11

   ARTICLE III
           NETWORK OPERATION..................................................12
           3.1    Network Performance and Operating Standards.................12
                  3.1.1     NEON Network......................................12
                  3.1.2     Exelon Network....................................12
           3.2    Marketing Services..........................................12
                  3.2.1     NEON to Act as Marketing Agent....................12
                  3.2.2     Pricing...........................................12
                  3.2.3     Exclusivity.......................................12
                  3.2.4     Inter-Party Services..............................13
                  3.2.5     Acceptance of Orders..............................13
           3.3    Exelon's Contributions......................................13
                  3.3.1     Cash Contributions................................13
                  3.3.2     Operating Expense Contributions...................13
                  3.3.3     In-Kind Contribution..............................14
                  3.3.4     Conditions Precedent to Exelon's Contributions....14
                  3.3.5     Completion of POPs................................14
   ARTICLE IV
           RIGHTS OF CARRIAGE AND PROVISION OF TELECOMMUNICATIONS SERVICES....15
           4.1    NEON's Exclusive Right and Obligation to Provide Service to
                  Exelon......................................................15
           4.2    Exelon's Exclusive Right and Obligation to Provide Service
                  to NEON.....................................................15
           4.3    Exelon's Services...........................................16
                  4.3.1     Service to On-Net Locations.......................16
                  4.3.2     Service to Off-Net Locations......................16
           4.4    NEON's Services.............................................17
                  4.4.1     Service to On-Net Locations.......................17
                  4.4.2     Service to Off-Net Locations......................17
           4.5    Billing and Payment.........................................18
                  4.5.1     General...........................................18
                  4.5.2     Interest on Late Payments.........................18
                  4.5.3     Disputes..........................................18
                  4.5.4     Suspension of Service.............................18
                  4.5.5     Interest on Disputed Amounts......................19
                  4.5.6     Partial Months....................................19
           4.6    Covenant Regarding Network Standards........................19
                  4.6.1     Compliance........................................19
                  4.6.2     Error Rate; Diversity.............................19
                  4.6.3     Sole Warranties...................................19
           4.7    Outage Credits, Allowances and Termination..................20
                  4.7.1     Outage Credits for On-Net Services................20
                  4.7.2     Limitations.......................................21
           4.8    Expiration..................................................21
           4.9    Competition.................................................21

   ARTICLE V
           PROPRIETARY INFORMATION, TRADEMARKS AND PUBLICITY..................22
           5.1    Proprietary Information.....................................22
                  5.1.1     Protection of Proprietary Information.............22
                  5.1.2     Proprietary Information Defined...................22
                  5.1.3     Ownership of Proprietary Information..............22
                  5.1.4     Exceptions........................................22
                  5.1.5     Permitted Disclosures.............................23
           5.2    Use of Advertising Materials; Logos.........................23
           5.3    Right to Review Publicity Material..........................23
           5.4    No License to Marks.........................................23
           5.5    No License to Copyrights; Patents...........................23
           5.6    Survival....................................................23
   ARTICLE VI
           INDEMNIFICATION AND INSURANCE......................................24
           6.1    Indemnification.............................................24
           6.2    Insurance...................................................24
   ARTICLE VII
           MISCELLANEOUS......................................................25
           7.1    Assignment..................................................25
           7.2    Liens.......................................................25
           7.3    Force Majeure...............................................25
           7.4    Default.....................................................26
                  7.4.1     Defaults..........................................26
                  7.4.2     Remedies..........................................26
                  7.4.3     Limitations of Liability..........................26
           7.5    Notices.....................................................27
                  7.5.1     Addresses.........................................27
                  7.5.2     Method of Delivery................................27
           7.6    Governing Law...............................................27
           7.7    Dispute Resolution..........................................28
                  7.7.1     General...........................................28
                  7.7.2     Arbitration.......................................28
                  7.7.3     Pending Resolution................................28
           7.8    Headings....................................................28
           7.9    Plurals and Conjunctions....................................28
           7.10   Severability................................................28
           7.11   Amendments..................................................28
           7.12   No Imputed Waiver...........................................29
           7.13   Entire Agreement............................................29
           7.14   Counterparts................................................29
           7.15   Relationship of Parties.....................................29
           7.16   Compliance With Law.........................................29
           7.17   Guaranty of Exelon's Obligations............................29
           7.18   Glossary of Terms...........................................30

Appendix 1.1.1    --     Description of the NEON Fibers

Appendix 1.9      --     Terms and Conditions of Third Party IRU

Appendix 1.3.1    --     Acceptance Test Plan

Appendix 1.4.2    --     Encumbrances on the NEON Fibers

Appendix 1.5.2    --     Exelon Routine Maintenance Schedule

Appendix 3.1.1    --     Network Standards

Appendix 3.3.1    --     Equipment

Appendix 3.3.2    --     Schedule of Operating Expense Contributions

Appendix 4.3.1(a) --     Exelon's Services and Pricing

Appendix 4.3.1(c) --     Processing of Service Orders for On-Net Services

Appendix 4.4.1(a) --     NEON's Services

Appendix 7.18(i)  --     NEON's POPs

Appendix 7.18(ii) --     Exelon's POPs

                                SYSTEM AGREEMENT

         This SYSTEM AGREEMENT dated as of September 14, 2000 by and between NEON Communications, Inc., a Delaware corporation ("NEON"), NEON Optica, Inc., a Delaware corporation and a wholly owned subsidiary of NEON ("NEON Optica"), and Exelon Ventures Corp., a Pennsylvania corporation ("Exelon"). NEON and Exelon are sometimes referred to together as the "Parties" and, individually, as a "Party." References in this Agreement to "NEON" (including the term "Party" as it refers to NEON) shall mean NEON and/or NEON Optica, as the context requires, and NEON and NEON Optica shall be jointly and severally liable for their respective representations, warranties and obligations hereunder.

                                    RECITALS

         WHEREAS the potential efficiencies and economies of scale, increased aggregate market and expanded geographic coverage makes a business arrangement integrating their separate systems attractive to NEON and Exelon;

         WHEREAS, NEON, through NEON Optica, and Exelon own and operate certain telecommunications facilities which they wish to make available for each other's use;

         WHEREAS, NEON and Exelon desire to provide for the joint marketing, maintenance and operation of certain of their telecommunications facilities and services and to provide certain services to each other and their respective customers;

         WHEREAS, NEON and Exelon are parties to a Subscription Agreement dated as of November 23, 1999 (as amended to date, the "Subscription Agreement") providing for the issuance to Exelon of the Exelon NEON Shares (as defined in the Subscription Agreement);

         WHEREAS, the execution, delivery and performance of this Agreement by Exelon represents the consideration contributed for the Exelon NEON Shares to be received by Exelon pursuant to the terms of the Subscription Agreement;

         WHEREAS in connection with the transactions contemplated by this Agreement and the Subscription Agreement, and for good business reasons, immediately prior to the execution of this Agreement, NEON's wholly-owned subsidiary NEON Acquisition, Inc. ("NEON Acquisition") has merged with and into NEON's former sole stockholder, NEON Optica, pursuant to Section 251(g) of the Delaware General Corporation Law, and the terms and conditions of an Agreement and Plan of Merger by and among NEON, NEON Acquisition and NEON Optica dated as of the date of this Agreement, with NEON Optica being the surviving entity and a wholly-owned subsidiary of NEON (the "Reorganization"); and

         WHEREAS for federal income tax purposes it is intended that the Reorganization and the Contribution Transactions (as defined in the Subscription Agreement) qualify as exchanges under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

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         NOW, THEREFORE, in consideration of the mutual covenants,
representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                         GRANT OF IRU BY Exelon TO NEON

         1.1 GRANT OF INDEFEASIBLE RIGHT OF USE.

             1.1.1 CONVEYANCE. Effective as of the Acceptance Date (as defined in Section 1.3.2), Exelon grants to NEON an exclusive, indefeasible right of use ("IRU") in the fiber filaments in and between the locations, by the manufacturers' type and in the number described on APPENDIX 1.1.1 attached to this Agreement (the "NEON Fibers"), or, alternatively, agrees to obtain such an IRU from a third party for the benefit of NEON (by assignment dated the date hereof from Exelon to NEON or by a negotiated IRU agreement to be executed by NEON and such third party, the fee for such IRU agreement to be paid in either case by Exelon to NEON for subsequent payment to such third party). For the avoidance of doubt, this IRU is granted to NEON Communications, Inc.

             1.1.2 TERM. The term of the IRU conveyed in the NEON Fibers shall commence on the Acceptance Date and shall terminate 20 years thereafter. For purposes of this Agreement (other than the conveyance of the IRU from Exelon to NEON as set forth in the preceding sentence, there shall be, unless otherwise stated (as in Section 4.8 of this Agreement), an initial term which shall commence on the Acceptance Date and terminate 20 years thereafter (the "Initial Term"). Unless either Party provides notice to the other Party at least 365 days prior to the end of the Initial Term of its desire to terminate the remaining terms and conditions of this Agreement (other than the conveyance of the IRU) upon the expiration of the Initial Term, then such remaining terms and conditions shall automatically be extended for one additional five-year term (the "Initial Extension"). Unless either Party provides notice to the other Party at least 365 days prior to the end of the Initial Extension or any Renewal Term (as defined below), of its desire to terminate the remaining terms and conditions of this Agreement (other than the conveyance of the IRU) upon the expiration of such Initial Extension or Renewal Term, then such remaining terms and conditions of this Agreement shall automatically be extended for additional successive five-year terms (each, a "Renewal Term") on such terms and conditions as may be negotiated in good faith by the Parties. Exelon shall have no responsibility for extending the operational or physical life of the NEON Fibers beyond the expiration of the Initial Term and, if applicable, the Initial Extension.

             1.1.3 USE OF THE FIBER NETWORK. NEON may use the NEON Fibers for [**] purpose. NEON shall have no limitations on the types of electronics, optronics or technologies employed to utilize the NEON Fibers, except for those limitations required to support Inter-Party Services (as defined herein). Exelon acknowledges that it has no right to use any portion of the NEON Fibers during the Initial Term, the Initial Extension and any Renewal Term.

         1.2 SCHEDULE FOR DELIVERY OF THE NEON FIBERS.

             1.2.1 REGULATORY APPROVALS. Exelon shall obtain and/or maintain all regulatory and other governmental approvals required by law in connection with its grant of an IRU in the NEON Fibers and its delivery of the NEON Fibers to NEON under this Agreement (the "Required Regulatory Approvals") and all other approvals necessary for Exelon's performance hereunder.

             1.2.2 COMPLETION SCHEDULE. On or before the date hereof (the "Target Date"), the NEON Fibers shall be completely installed and tested in accordance with the Specifications, whereupon Exelon shall provide written notice of the availability of the NEON Fibers to NEON (the "Completion Notice"). Nothing contained herein shall prohibit the Parties from undertaking a joint testing program.

         1.3 TESTING AND ACCEPTANCE OF THE NEON FIBERS.

             1.3.1 ACCESS TO NEON FIBERS FOR ACCEPTANCE TESTING. Unless a joint testing program has been agreed to by the Parties, within five days of NEON's receipt of the Completion Notice, NEON shall notify Exelon of the dates and times (the "Initial Testing Dates") on which NEON will determine whether the NEON Fibers are installed and operational in accordance with the Specifications ("Acceptance Testing"). Exelon shall provide NEON with access to the NEON Fibers for Acceptance Testing at the times and on the dates requested by NEON. NEON shall conduct Acceptance Testing in good faith and without unreasonable delay in accordance with the procedures set forth in the Acceptance Test Plan attached as APPENDIX 1.3.1 (the "Acceptance Test Plan") and shall complete its Acceptance Testing within thirty (30) days after the last of the Initial Testing Dates (the "Acceptance Test Plan Date").

             1.3.2 COMPLIANCE AND ACCEPTANCE. NEON shall provide Exelon with prompt written notice of the results of its Acceptance Testing within five (5) days after the Acceptance Test Plan Date (the "Acceptance Notice Date"). Upon receipt of such notice by Exelon indicating NEON's acceptance of the NEON Fibers, or in the absence of such written notice, the NEON Fibers shall be deemed accepted by NEON (the "Acceptance Date"). On or prior to the Acceptance Notice Date, Exelon shall provide NEON with (a) as-built drawings reflecting the route of the NEON Fibers, (b) all technical specifications of the optical fiber cable, associated splices and other equipment used in installing and providing the NEON Fibers, (c) a list of names and 24-hour telephone numbers for Exelon personnel responsible for maintaining and repairing the NEON Fibers and (d) other material information as the Parties shall agree.

             1.3.3 NONCOMPLIANCE AND CORRECTIVE ACTION. If all or a portion of the NEON Fibers do not meet the Specifications, NEON shall provide Exelon with written notice thereof on or before the Acceptance Notice Date, which notice shall specify in reasonable detail the portions of the NEON Fibers that are out of compliance with the Specifications. Upon receipt of such notice, Exelon shall use its best efforts with respect to the portion of the NEON Fibers that are not in compliance with the Specifications to take all necessary corrective action to bring such portion into compliance with the Specifications. After taking such corrective action, NEON shall promptly conduct Acceptance Testing of the NEON Fibers and provide Exelon with prompt written notice of the results of its Acceptance Testing in accordance with this Section 1.3. The

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Parties shall comply with the procedures set forth in this Section 1.3 as many times as necessary to ensure that the NEON Fibers are installed and operational in accordance with the Specifications. Any dispute arising under this Section
1.3 shall be resolved in accordance with the provisions of Section 7.7 of this Agreement.

         1.4 REPRESENTATIONS AND WARRANTIES RELATING TO THE NEON FIBERS.

             1.4.1 REQUIRED RIGHTS. Exelon represents that it has obtained (or will have obtained prior to the delivery of the NEON Fibers pursuant to Section 1.2.2) all Required Rights (as defined below) and other rights, licenses, permits and authorizations necessary to grant to NEON an IRU in the NEON Fibers and to maintain such NEON Fibers in accordance with this Agreement. Exelon shall, [**], defend and protect Exelon's rights in and interests under the Required Rights and NEON's right to use the NEON Fibers as provided in this Agreement against interfering or infringing rights, interests or claims of third parties, which defense and protection shall include, without limitation, the acquisition of additional or substantially similar rights necessary to preserve NEON's right to use the NEON Fibers in the manner contemplated by this Agreement. Exelon shall use [**] to notify NEON promptly of the occurrence of any event which could reasonably be foreseen to give rise to any damage to or loss of the functionality of the NEON Fibers. Without limiting the generality of the foregoing, Exelon shall promptly forward to NEON a copy of any notice of default received by Exelon with respect to its obligations under any of the Required Rights if such default is not promptly cured by Exelon. Exelon agrees, so long as such action would not violate the terms of any Required Right, upon request of NEON, to execute, file and/or record such documents or instruments as NEON shall deem reasonably necessary or appropriate to evidence or safeguard the IRU granted to NEON hereunder.

             1.4.2 LIENS AND NONDISTURBANCE AGREEMENTS. Except as set forth on APPENDIX 1.4.2 hereto, Exelon represents that, to its knowledge, the NEON Fibers are not subject to (or, upon the delivery of the NEON Fibers pursuant to Section 1.2.2, will not be subject to) any mechanics', artisans' or materialmens' lien, or other encumbrance (each, an "Encumbrance"), chargeable to or through Exelon or Parent (as defined herein) which is not fully subordinated to NEON's rights under this Agreement. Exelon agrees that, from and after the execution of this Agreement during the Initial Term, the Initial Extension and any Renewal Term, Exelon shall keep the NEON Fibers and the IRU granted hereunder free from any liens or security interests of any third party attributable to Exelon. In addition, Exelon agrees that it shall use [**] to obtain from any entity in favor of which Exelon or Parent has granted a security interest or lien on all or part of the NEON Fibers, a written nondisturbance agreement substantially to the effect that such lienholder acknowledges NEON's rights and interests in and to the NEON Fibers and the IRU granted under this Agreement and agrees that such lienholder shall take no action that diminishes, disturbs, impairs or interferes with the NEON Fibers so long as NEON complies with the terms of this Agreement.

             1.4.3 NONINTERFERENCE WITH OPERATION. Neither Exelon nor NEON shall use any fibers in its Network in any way which materially interferes with or materially adversely affects the use of the fibers in the other Party's Network, and shall obtain a similar agreement from any person or entity that acquires the right to use fibers controlled by that Party after the date hereof

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to the extent that such use might materially interfere with or materially adversely affect the use of the fibers in the other Party's Network.

             1.4.4 ACKNOWLEDGEMENT. NEON acknowledges that the NEON Fibers will be located in, on, over or through licensed property that is in close proximity to electrical cables that are subject to fault, burnout or other malfunction which can result in damage, destruction or disruption to the NEON Fibers, and that, without limiting Section 1.5.1 of this Agreement, such damage, destruction or disruption will be, or could result in, a "Failure" as defined in Section
1.5.1 of this Agreement. NEON acknowledges that neither Parent nor any of its Affiliates assumes any liability for any such damage, destruction or disruption.

         1.5 MAINTENANCE AND REPAIR OF THE NEON FIBERS.

             1.5.1 EMERGENCY MAINTENANCE. If the operation of the NEON Fibers at any time during the Initial Term, the Initial Extension and any Renewal Term shall be interrupted, impaired or otherwise shall fail to comply with the Specifications in a manner that results in an interruption or impairment of service (a "Failure"), Exelon shall promptly perform maintenance and repair to correct the Failure. In the event of a Failure or the occurrence of an event which may reasonably be foreseen to give rise to a Failure, NEON, to assist Exelon in its maintenance activities, shall notify Exelon of the Failure or the occurrence of such event and, if reasonably feasible, diagnose the trouble through OTDR testing or other means and ascertain and notify Exelon of the location of the Failure or such foreseeable Failure. NEON shall have the right, but not the obligation, to have a reasonable number of persons present during any maintenance or repair operations as necessary to ensure that the NEON Fibers comply with the Specifications. During the Initial Term, the Initial Extension and any Renewal Term, the Parties agree to the following emergency maintenance standards: (a) Exelon shall respond to any Failure within two (2) hours after receiving a report from NEON of the Failure, (b) Exelon shall use its best efforts to restore the NEON Fibers as promptly as practicable after receiving such notification and (c) Exelon shall focus its restoration efforts at any given time on at least that number of NEON Fibers as is proportionate to the total number of fibers as is contained in the affected cable. During the Initial Term and the Initial Extension, Exelon shall absorb all costs and expenses of repairing a Failure up to the first $[**]. Any costs and expenses of repairing a Failure over $[**] shall be reimbursed pro rata to Exelon by NEON as determined by reference to the proportion which the number of NEON Fibers in the affected cable bears to the total number of fibers in the affected cable. The costs of such repair services during any Renewal Term shall be billed to NEON at Exelon's standard rates then in effect, except as otherwise agreed between the Parties.

             1.5.2 ROUTINE MAINTENANCE. Exelon will schedule and perform at its own cost specific periodic maintenance and repair activities during the Initial Term and the Initial Extension in accordance with the schedule attached hereto as APPENDIX 1.5.2 ("Exelon Routine Maintenance Schedule"). The costs for such maintenance and repair services during any Renewal Term shall be at Exelon's standard rates then in effect, except as otherwise agreed between the Parties.

             1.5.3 RELOCATION. If after the Acceptance Date, Exelon is required to relocate any portion of the NEON Fibers by a third party with legal authority to so require (other than as a result of a taking, condemnation or interference, which events shall be governed by Section

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1.7), or if NEON agrees to relocate any portion of the NEON Fibers, Exelon shall proceed with such relocation, and shall have the right, in good faith, reasonably to determine the extent of, the timing of, and methods to be used for such relocation; PROVIDED THAT any such relocation (a) shall be constructed and tested in accordance with the Specifications and (b) shall not materially adversely affect the operations, performance or connection points with NEON's Network. NEON shall reimburse Exelon for NEON's proportionate share (based on the proportion of the NEON Fibers to the total fibers in the relocated cable) of reasonable relocation expenses incurred by Exelon, less any reimbursement received by Exelon from one or more third parties, PROVIDED, HOWEVER, THAT NEON shall have no liability for any cost of any relocation initiated during the first [**] years of the Initial Term or any relocation resulting from the failure of Exelon to possess a Required Right. In the event that such a relocation results in an interruption to service over the NEON Fibers, Exelon shall use [**] to make alternative fiber or capacity on Exelon's
Network available to NEON on a [**] to mitigate any such interruption of service on the NEON Fibers.

         1.6 TAXES, FEES AND OTHER GOVERNMENTAL IMPOSITIONS.

             1.6.1 INTENT. The parties acknowledge and agree that it is their mutual objective and intent (i) to minimize, to the extent feasible, the aggregate Impositions, payable with respect to Exelon's Network and (ii) to share such Impositions according to their respective interests in Exelon's Network. The parties agree to cooperate with each other and coordinate their mutual efforts to achieve these objectives in accordance with the provisions of this Section 1.6.1.

             1.6.2 PRE-ACCEPTANCE IMPOSITIONS. Exelon shall be responsible for and shall timely pay, before any interest or penalty shall accrue thereon, all Impositions with respect to the construction or operation of Exelon's Network which are (i) imposed or assessed prior to the Acceptance Date or (ii) imposed or assessed after the Acceptance Date with respect to events which occurred or the ownership of property or obligations of Exelon prior to the Acceptance Date. Exelon shall have the right to challenge any such Impositions without payment therefor, as provided in the preceding sentence, so long as the challenge of such Impositions does not materially adversely affect the title, rights or property to be delivered to NEON pursuant to this Agreement, or delay the delivery of such title, rights or property.

             1.6.3 POST-ACCEPTANCE IMPOSITIONS. Except as to Impositions described in clause (ii) of Section 1.6.2, following the Acceptance Date, Exelon shall timely pay, before any interest or penalty shall accrue thereon, all Impositions imposed upon or with respect to Exelon's Network to the extent such Impositions may not be separately assessed or imposed upon or against the respective interests of Exelon and NEON in Exelon's Network; provided that, upon receipt of a notice of any such Imposition, Exelon shall promptly notify NEON of such Imposition and, following payment of such Imposition by Exelon, NEON shall promptly reimburse Exelon for its proportionate share of such Imposition, which shall be determined as follows:

                   (a) to the extent possible, based upon the manner and methodology used by the particular authority imposing such Impositions; or

                   (b) if the same cannot be so determined, then based upon NEON's proportionate share of the total fiber count in the affected portion of Exelon's Network.

Exelon shall provide NEON with reasonable supporting documentation for Impositions for which Exelon seeks reimbursement. If Exelon's assessed value, for property tax purposes, is based on its entire operation in any state (i.e., central and/or unitary assessment), Exelon and NEON shall work together in good faith to allocate a proper portion of said assessment to Exelon and to NEON's interest in Exelon's Network.

             1.6.4 PROCEDURES. After the Acceptance Date, upon notice of the assertion or proposed assertion of any Imposition, Exelon shall promptly and in good faith consult with NEON concerning the underlying facts and whether to contest or continue to contest such assertion or proposed assertion.

                   (a) Notwithstanding any provision herein to the contrary, Exelon shall have the right to contest any Imposition during the Initial Term, Initial Extension and any Renewal Term, provided, however such contest does not materially, adversely affect the title, rights or property to be delivered to NEON pursuant to this Agreement. The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by Exelon in any such contest shall be shared by Exelon and NEON in the same proportion as to which the parties share in any such Imposition, as it was originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section 1.6.4 shall be divided between Exelon and NEON in the same proportion as to which such refunded or credited Imposition was borne by Exelon and NEON. Exelon shall provide timely notice of any challenge to any Imposition to NEON. If NEON objects to such challenge in writing within ten (10) Business Days after receipt of such notice from Exelon, and Exelon proceeds with such challenge, Exelon shall conduct such challenge at its own cost and expense, provided that NEON shall not receive the benefit of any refund or credit, if any, or any portion thereof, obtained as a result of such challenge, nor shall NEON be responsible in that circumstance for interest, penalty, or other delinquent payment charges resulting from such challenge.

                   (b) Notwithstanding any provision herein to the contrary, NEON shall have the right to contest any Imposition during the Initial Term, the Initial Extension and any Renewal Term upon written notice to Exelon, provided however, such contest does not materially, adversely affect the title, property or rights of Exelon. The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by the Parties in any such contest shall be shared by NEON and Exelon in the same proportion as to which the Parties shared in such Imposition, as it was originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section 1.6.4(b) shall be divided between NEON and Exelon in the same proportion as to which such refunded or credited Imposition was borne by NEON and Exelon. If Exelon objects to such challenge in writing within ten (10) Business Days after receipt of such notice from NEON, and NEON proceeds with such challenge, NEON shall conduct such challenge at its own cost and expense, provided that Exelon shall not receive the benefit of any refund or credit, if any, or any portion thereof, obtained as a result of such challenge. If NEON is audited with respect to an Imposition or contests an Imposition, with or without objection by Exelon, Exelon will cooperate fully with NEON and will provide complete and accurate documentation in order for NEON to appropriately pursue such matters and/or to minimize any applicable tax assessment.

             1.6.5 IMPOSITIONS BASED ON INCOME. Following the Acceptance Date, Exelon and NEON, respectively, shall be separately responsible for any and all Impositions (i) expressly or implicitly imposed upon, based upon, or otherwise measured by the gross receipts, gross income, net receipts or net income received by or accrued to such party due to its ownership or use of the NEON Fibers, or (ii) which have been separately assessed or imposed upon the respective ownership interest of such party in Exelon's Network. Notwithstanding any provision herein to the contrary, either Party shall have the right to contest by appropriate proceedings any Imposition described in this Section
1.6.5. In such event, the Party pursuing such contest shall indemnify and hold the other Party harmless from any expense, legal action or cost, including reasonable attorneys' fees, resulting from such Party's exercise of its rights hereunder. In the event of any refund, rebate, reduction or abatement to such Party of any such Imposition imposed upon and/or paid by such Party, such Party shall be entitled to receive the entire benefit of such refund, rebate, reduction or abatement attributable to its use of Exelon's Network.

             1.6.6 RELOCATION TO REDUCE IMPOSITIONS. If NEON has exhausted all its rights of appeal in protesting any Imposition affecting the NEON Fibers and has failed to obtain the relief sought in such proceedings or appeals ("Finally Determined Taxes and Fees"), NEON and Exelon may jointly agree to relocate a portion of Exelon's Network (including the affected NEON Fibers) to bypass the jurisdiction which had imposed or assessed such Finally Determined Taxes and Fees with the total costs thereof to be shared proportionately as follows: (i) if the affected portion of Exelon's Network includes any conduit other than the conduit in which the NEON Fibers are located, the total costs of relocation of the conduits (i.e., relocation of the conduits only without regard to whether the conduits contain fibers) shall be allocated based on the overall number of conduits in Exelon's Network which are relocated; and (ii) such costs allocated to the conduit carrying the NEON Fibers plus the costs specifically associated with the relocation of the fiber (i.e., relocation of the fiber only without regard to relocation of conduit) to be further allocated to NEON based upon NEON's proportionate share of (A) all costs of fiber acquisitions, splicing and testing, prorated based on the total fiber count in the cable, as so relocated; and (B) all other costs associated with the relocation of the conduit housing the affected cable, prorated based upon the total number of interest holders in the affected cable, as so relocated. Exelon shall deliver to NEON updated as-built drawings with respect to the relocated portion of Exelon's Network not later than 60 days following the completion of such relocation. If NEON and Exelon do not agree to relocate the affected portion of Exelon's Network within 60 days after a written request by NEON, NEON shall have the right to terminate its use of the NEON Fibers in the affected portion of Exelon's Network. Such termination shall be effective on the date specified by NEON in a written notice of termination, which date shall be at least 90 days after the date of such notice. Upon such termination, the IRU in the affected portion of Exelon's Network shall immediately terminate.

             1.6.7 FURTHER PROCEDURES. Notwithstanding the provisions of Section 1.6.6, with respect to any Impositions relating to Exelon's Network which are imposed upon both Exelon and NEON (or both of their respective interests therein), NEON, at its option, shall have the right to direct and manage any such contest; subject, however, to reasonable and appropriate consultation with Exelon, and Exelon hereby agrees to cooperate with NEON in any such contest. Notwithstanding the foregoing, NEON shall not be entitled to make any settlement with respect to any such Imposition without the prior written consent of Exelon. The right of NEON to contest any Imposition pursuant to this Section
1.6.7 shall be contingent upon reasonable and appropriate assurances that any such contest will not adversely affect Exelon's right, title, and interest in and to the Exelon Network or any of Exelon's rights hereunder.

             1.6.8 FUTURE CHANGES. Exelon and NEON agree to cooperate fully in the preparation of any returns or reports relating to the Impositions. Exelon and NEON further acknowledge and agree that the provisions of this Section 1.6 are intended to allocate the Impositions expected to be assessed against or imposed upon the Parties with respect to Exelon's Network based upon the procedures and methods of computation by which Impositions generally have been assessed and imposed to date, and that material changes in the procedures and methods of computation by which such Impositions are assessed and imposed could significantly alter the fundamental economic assumptions of the Parties underlying the transactions hereunder to the Parties. Accordingly, the Parties agree that, if in the future the procedures or methods of computation by which Impositions are assessed or imposed against the Parties, or either of them, change materially from the procedures or methods of computation by which they are imposed as of the date hereof, the Parties will negotiate in good faith an amendment to the provisions of this Section 1.6 in order to preserve, to the extent reasonably possible, the economic intent and effect of this Section 1.6.

             1.6.9 PROVISION OF INFORMATION. In connection with any inquiry from any governmental authority, each of the Parties hereby agrees to provide the other Party with such information concerning itself as such other Party may reasonably request, including information necessary for the calculation of revenues for franchise fee purposes and records or information required to be kept pursuant to the rules and regulations of governmental authorities.

             1.6.10 EXCISE TAXES. For the avoidance of doubt, the Parties hereby acknowledge that NEON shall be responsible for any property, excise or similar taxes levied in respect of any POP or optronic equipment owned or leased by or under the control of NEON, and that the party which holds legal title to the NEON Fibers shall be responsible for any property, excise or similar taxes levied in respect of the NEON Fibers. The cost-sharing provisions of this Agreement, including, without limitation, the cost-sharing provisions of this
Article I, shall not apply to the property, excise or similar taxes described in this Section 1.6.10.

             1.6.11 SALES AND TRANSFER TAXES. For the avoidance of doubt, the Parties hereby acknowledge that Exelon shall be responsible for any sales or transfer taxes arising out of the grant of the IRU in the NEON Fibers contemplated by this Agreement.

         1.7 CONDEMNATION, TAKING OR INTERFERENCE. Exelon shall promptly notify NEON upon its receipt of a formal written notice of condemnation, taking or interference with the NEON Fibers, or of any requirement by any Governmental Authority to alter or relocate the NEON Fibers, or of any proceeding filed or threatened against a portion of Exelon's Network containing the NEON Fibers or Exelon's property in or upon which the NEON Fibers shall have been installed. If a taking, condemnation, interference or any other requirement of a Governmental Authority requires relocation of the portion of Exelon's Network containing the NEON Fibers, Exelon shall use its best efforts to obtain an alternative route over which the NEON Fibers may

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be relocated. The cost for such relocation shall be borne by NEON and Exelon in proportion to the number of NEON Fibers over the total number of fibers within the cable(s) to be relocated, less any compensation received by Exelon in connection with such relocation. Exelon shall be entitled to use any condemnation or relocation proceeds otherwise payable to NEON to defray the cost of such relocation of Exelon's Network along such alternative route. Subject to the foregoing, both Parties shall be entitled, to the extent permitted under applicable law, to participate in any condemnation, taking, interference or relocation proceedings to seek to obtain compensation by either joint or separate awards for the economic value of their respective interests. Exelon shall not sell the NEON Fibers to an acquiring agency, authority or other party in lieu of condemnation without notice to NEON. Notwithstanding anything in this
Section 1.7 to the contrary, for a period of five years following the Acceptance Date, Exelon will be responsible for the costs associated with the relocation of the NEON Fibers as a result of any condemnation, taking or interference, as follows: [**]% of such costs incurred during the first year after the Acceptance Date, [**]% of such costs incurred during the second year after the Acceptance Date, [**]% of such costs incurred during the third year after the Acceptance Date, [**]% of such costs incurred during the fourth year after the Acceptance Date and [**]% of such costs incurred during the fifth year after the Acceptance Date and [**]% of such costs incurred thereafter.

         1.8 RIGHT OF WAY FEES AND REVOCABLE CONSENTS. The Parties agree that Exelon shall be responsible for the payment of any fees for rights-of-way and revocable consents ("ROW Fees") for Exelon's Network and the NEON Fibers during the Initial Term and the Initial Extension. During any Renewal Term, NEON shall be responsible for a proportional share of any ROW Fees and revocable consents, as determined by reference to the number of NEON Fibers in a particular cable to the total number of fibers in that same cable.

         1.9 ALTERNATIVE SOURCE OF RIGHTS. In the event Exelon obtains its rights in the NEON Fibers from a third party for the benefit of NEON (whether by assignment dated the date hereof from Exelon or by a negotiated IRU agreement to be executed by NEON and such third party, the fee for such IRU agreement to be paid in either case by Exelon to NEON for subsequent payment to such third party), such IRU agreement shall be substantially in the form attached hereto as APPENDIX 1.9 (the "Third Party IRU"); PROVIDED, HOWEVER, the final form of such Third Party IRU shall not vary the terms of Section 4.1 thereof in any respect without the consent of NEON. NEON shall cooperate with Exelon in the negotiation of the final terms of an acceptable Third Party IRU. Upon execution of such Third Party IRU by NEON or NEON's acceptance of the assignment of such Third Party IRU from Exelon (which execution or acceptance may not be withheld if such Third Party IRU is substantially in the form attached hereto as APPENDIX 1.9 and the terms of Section 4.1 thereof have not been varied in a manner to which NEON has not consented), NEON and Exelon shall be deemed to have amended this Agreement in any and all respects as necessary to conform the terms and conditions of Article I of this Agreement, and the other terms and conditions of this Agreement to the extent that they relate or are to be applied to the terms and conditions of this Article I, to the terms and conditions set forth in such Third Party IRU, and any inconsistency between any of the terms of this Article I, and the other terms of this Agreement to the extent that they relate or are to be applied to the terms and conditions of this Article I, and the terms of such Third Party IRU, the terms of such Third Party IRU shall be determinative.

                                   ARTICLE II

                                 INTERCONNECTION

         2.1 INTERCONNECTION. NEON shall provide a Demarcation Point ("Demarcation Point") at the NEON Philadelphia POP at which point Exelon will interconnect its Network with NEON's Network. NEON shall provide the necessary interconnection cabling from NEON's equipment to the Demarcation Point. Exelon shall provide cabling from the Demarcation Point to Exelon's Network.

         2.2 INSTALLATION PLANS. No later than thirty (30) days prior to the date on which Exelon intends to interconnect its Network to NEON's Network at the Demarcation Point, Exelon shall submit for NEON's review all engineering plans and specifications pertaining to Exelon's interconnection.

         2.3 MAINTENANCE. NEON shall maintain its equipment in a manner that will not physically, optically or electrically interfere with facilities of Exelon. Exelon shall maintain its equipment in a manner that will not physically, optically or electrically interfere with the facilities of NEON.



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                                  ARTICLE III

                                NETWORK OPERATION

         3.1 NETWORK PERFORMANCE AND OPERATING STANDARDS.

             3.1.1 NEON NETWORK. NEON covenants that NEON's Network will perform and operate in accordance with the standards set forth in APPENDIX 3.1.1.

             3.1.2 EXELON NETWORK. Exelon covenants that Exelon's Network will perform and operate in accordance with the standards set forth in APPENDIX 3.1.1.

         3.2 MARKETING SERVICES.

             3.2.1 MARKETING OF INTER-PARTY SERVICES. Exelon hereby appoints NEON to perform, and NEON shall perform, all sales and marketing services for Exelon relating to telecommunication products and services sold to certificated carriers that utilize Exelon's Network and NEON's Network (including the NEON Fibers) during the Initial Period and any Extension (as such terms are defined in Section 4.8) ("Inter-Party Services"). Exelon hereby grants to NEON [**], subject to the terms set forth in this Agreement, including without limitation those set forth in this Section 3.2 and in
Article IV.

             3.2.2 PRICING.

                   (a) NEON shall [**]. Exelon's price for such Inter-Party Services shall be subject to change from time to time, but shall not be changed for a particular customer for a period of 30 days after such price has been quoted to NEON if a price has been quoted by NEON to such customer.

                   (b) Exelon's price for its portion of Inter-Party Services between any locations [**].

             3.2.3 EXCLUSIVITY. NEON shall be the exclusive sales and marketing agent party with respect to Inter-Party Services, and all such sales, whether initiated by NEON or Exelon, shall be finalized through NEON. In performing such sales and marketing services, NEON shall at all times during the Initial Period and any Extension retain competent employees and contractors who have sales and marketing skills appropriate for the services being rendered by NEON under this
Section 3.2. Exelon shall refer all customers for Inter-Party Services to NEON. NEON will pay commissions to Exelon in respect of Inter-Party Services sold to customers referred to NEON by Exelon at commission rates [**]. NEON shall refer to Exelon all customers for telecom products and services that use solely Exelon's Network. Exelon will

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pay commissions to NEON in respect of any such Services using solely Exelon's
Network sold by Exelon to customers referred by NEON at commission rates [**].

             3.2.4 INTER-PARTY SERVICES. NEON's obligation to market and sell Inter-Party Services shall include, without limitation, the following sales and marketing services to the best of NEON's abilities with the goal of maximizing sales on Exelon's Network:

                   (a) the development and implementation of a marketing program and plan for sales of Inter-Party Services, specifically telecommunications services employing the integration of Exelon's Network and NEON's Network (including the NEON Fibers);

                   (b) making contact with, or otherwise initiating sales relationships with potential customers;

                   (c) exercise responsibility for all sales relationships with potential customers, including sales engineering, sales support, after-sales record keeping and support; and

                   (d) all billing, collection and distribution of revenues shall be performed by NEON.

         In marketing and selling Inter-Party Services, NEON may take orders for Inter-Party Services in the name of NEON and may promote the NEON(R) brand as the brand name of the Inter-Party Services. All sales will be made on the basis of written agreements executed by duly-authorized representatives of NEON and its customers.

             3.2.5 ACCEPTANCE OF ORDERS. Neither Party shall refuse to accept any orders procured through the other Party for Inter-Party Services in compliance with this Agreement.

         3.3 EXELON'S CONTRIBUTIONS.

             3.3.1 CASH CONTRIBUTIONS. Exelon agrees to make cash contributions ("Cash Contributions") as set forth in this Section 3.3.1 on the date of this Agreement. Exelon agrees to contribute to NEON $[**] for the cost of a dual building entry fully built-out POP in Philadelphia, Pennsylvania at [**] (the "NEON Philadelphia POP") of at least [**] square feet with interior, HVAC and back-up power. Unless stated otherwise, the Parties agree that the on-going operating expenses for the NEON Philadelphia POP will be the responsibility of NEON. Exelon agrees to contribute to NEON $[**] for the cost of optronic and ancillary equipment in accordance with NEON's specifications at the NEON Philadelphia POP and NEON's POP in New York City. NEON shall install the equipment listed on APPENDIX 3.3.1 or equipment of equivalent functionality. NEON shall complete construction of the NEON Philadelphia POP on or before the Target Date.

             3.3.2 OPERATING EXPENSE CONTRIBUTIONS. Exelon agrees to make operating expense contributions ("Operating Expense Contributions") to NEON in accordance with APPENDIX 3.3.2. On-going operating expenses for the NEON Philadelphia POP are the responsibility of NEON. The Parties agree that NEON will execute the lease for the NEON Philadelphia POP directly with the lessor or sublease the NEON Philadelphia POP from Exelon. NEON's scope of responsibility shall include: Inter-Party Network supervision, circuit


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supervision, diagnostic testing, carrier billing, call center and dispatch for the Exelon Network during the period from November 1, 2000 to [**].

             3.3.3 IN-KIND CONTRIBUTION. On or prior to the delivery of the NEON Fibers in accordance with Section 1.2.2, Exelon agrees to provide one (1) regenerator site with three (3) equipment racks and one (1) amplification site with one (1) equipment rack (the "In-Kind Contribution") spaced upon the route between the NEON New York City POP and the NEON Philadelphia POP, in accordance with the standards set forth in Appendix 3.1.1, such spacing being coincident with the location of other third party regenerator and amplification sites along such route.

             3.3.4 CONDITIONS PRECEDENT TO EXELON'S CONTRIBUTIONS. The obligation of Exelon to grant any IRU or to make any cash contribution, any Operating Expense Contribution or the In-Kind Contribution hereunder shall be subject to the condition that the representations and warranties of NEON in Sections 3.01, 3.02 and 3.03 of the Subscription Agreement shall have been true and correct as of the date of the Subscription Agreement and as of the Closing Date, as defined therein.

             3.3.5 COMPLETION OF POPS. Exelon will complete construction and interconnection of the POPs set forth on Appendix 7.18(ii) on or prior to [**]. NEON agrees that this interconnection obligation will be satisfied so long as the relevant fiber optic cable is within one block of each of the buildings set forth on APPENDIX 7.18(ii), PROVIDED THAT such cable is eventually extended to a point directly in front of each such location for which, and at such time as, there is a customer order for connection at such location.

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                                   ARTICLE IV

                       RIGHTS OF CARRIAGE AND PROVISION OF
                           TELECOMMUNICATIONS SERVICES

         4.1 NEON'S EXCLUSIVE RIGHT AND OBLIGATION TO PROVIDE SERVICE TO EXELON.

                   (a) Subject to the provisions of this Article IV, during the Initial Period and any Extension, NEON shall have the exclusive right, and shall have the obligation, to provide Services to Exelon and its certificated carrier customers to any point covered by NEON's Network. Except as set forth in Section 4.1(b)(ii) or the next sentence, such Services shall be provided at NEON's standard prices, as such may be set by NEON from time to time. NEON's price for such Services shall [**].

                   (b) Notwithstanding the foregoing, except with respect to service to locations listed in Appendix 7.18(i) or any other location to which NEON's Network has already been built, Exelon shall have the right to seek another provider for, and NEON shall not be obligated to provide a particular Service if, after requesting such Service from NEON, the parties determine that:

                       (i) NEON is unable to provide the Service requested by Exelon at the level of quality or within the time frame required by Exelon; or

                       (ii) NEON is unwilling to provide the Service at a price [**] for such Service. For purposes of this Section 4.1 and Section 4.2, [**] for a Service shall be determined by good faith negotiations between the Parties. If the Parties cannot agree on a competitive market price within [**] Business Days of the commencement of such negotiations, the competitive market price for such Service shall be deemed to be the average price for such Service determined by at least [**] bona fide written offers received by Exelon from an unaffiliated third party, copies of which shall have been provided to NEON, for identical Service and for identical periods from established carriers. If NEON refuses to provide the Service at such average competitive market price for such Service within [**] days of receipt of the copies of the written offers received by Exelon, then Exelon shall be entitled to seek another provider of the Service.

         In the event that Exelon acquires such Service from a third party pursuant to this Section 4.1(b), then, at such time as NEON informs Exelon that it is willing to provide the Service at the quality, in the time frame and at the competitive market price, then Exelon shall use commercially reasonable best efforts to transfer the ASR for such Service from the third party to NEON, provided that it may do so without financial or other penalty.

         4.2 EXELON'S EXCLUSIVE RIGHT AND OBLIGATION TO PROVIDE SERVICE TO NEON.

                   (a) Subject to the provisions of Article IV, during the Initial Period and any Extension, Exelon shall have the exclusive right, and shall have the obligation, to provide Services to NEON and its customers to any point covered by Exelon's Network. Except as set forth in Section 4.2(b)(ii) and the next sentence, such Services shall be provided at Exelon's standard prices, as such may be set by Exelon from time to time. Exelon's price for such Services shall [**].

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                   (b) Notwithstanding the foregoing, except with respect to
service to locations listed in Appendix 7.18(ii) or any other location to which Exelon's Network has already been built, NEON shall have the right to seek another provider for, and Exelon shall not be obligated to provide, a particular Service if, after requesting such Service from Exelon, the parties determine that:

                       (i) Exelon is unable to provide the Service requested by NEON at the level of quality or within the time frame required by NEON; or

                       (ii) Exelon is unwilling to provide the Service at a price [**] as determined in accordance with the procedures set forth in Section 4.1(b).

         In the event that NEON acquires such Service from a third party pursuant to this Section 4.2(b), then, at such time as Exelon informs NEON that it is willing to provide the Service at the quality, in the time frame and at the competitive market price, then NEON shall use commercially reasonable best efforts to transfer the ASR for such Service from the third party to Exelon, provided that it may do so without financial or other penalty.

         4.3 EXELON'S SERVICES. Exelon shall provide Service to NEON in accordance with the following procedures.

         4.3.1 SERVICE TO ON-NET LOCATIONS.

               (a) NEON shall order Service to On-Net Locations from Exelon by tendering to Exelon an ASR. The applicable non-recurring and recurring charges shall be as set forth in the form illustrated in APPENDIX 4.3.1(a). The non-recurring and recurring charges may be amended by Exelon from time to time, but in any event not more frequently than once in any [**]-month period. Unless Exelon notifies NEON in writing within seven (7) Business Days after receipt of an ASR that Exelon declines to provide the Service covered thereby, such ASR shall be deemed accepted by Exelon and shall form part of this Agreement, subject to all terms and conditions herein.

               (b) Service to On-Net locations shall include normal maintenance, inspection, repair and testing.

               (c) Service Orders for On-Net Services shall be made and processed in accordance with APPENDIX 4.3.1(c).

         4.3.2 SERVICE TO OFF-NET LOCATIONS.

               (a) NEON shall order Service to Off-Net Locations from Exelon by tendering to Exelon a Request For Quotation ("RFQ") specifying the Service requested, the location to be served, the requested Start of Service Date, the period of time the Circuit is to be in use (the "Circuit Term"), and other information specific to the applicable RFQ.

               (b) Exelon shall, within five (5) Business Days after receipt of an RFQ, contact NEON verbally as to whether or not Exelon can provide the requested Service; in default of which Exelon shall be deemed to have declined to provide the Service covered thereby and to have waived its rights under
Section 4.2 of this Agreement. Notwithstanding the preceding sentence, Exelon shall only be entitled to provide the requested service if, within ten (10) Business Days after receipt of an RFQ, Exelon submits to NEON a written quotation specifying (i) the Service to be provided; (ii) the location to be served; (iii) the applicable non-recurring charge; (iv) the applicable monthly recurring charge; and (v) the Circuit Term.

               (c) If Exelon has submitted a quotation under Subparagraph (b), above, NEON may order the applicable Service from Exelon by tendering to Exelon an ASR with a copy of the quotation attached. Upon receipt of such ASR by Exelon, such ASR shall be deemed accepted by Exelon and shall form a part of this Agreement, subject to all terms and conditions herein.

               (d) In the event the ASR is inconsistent with any of the terms of Exelon's quotation under Subparagraph (b) above, then the terms stated in the ASR shall govern unless Exelon notifies NEON in writing within ten (10) Business Days after receipt of such ASR that Exelon declines to provide the Service covered thereby for failure of the ASR to conform to the terms of the applicable quotation.

         4.4 NEON'S SERVICES. NEON shall provide Service to Exelon in accordance with the following procedures:

         4.4.1 SERVICE TO ON-NET LOCATIONS.

               (a) Exelon shall order Service to On-Net Locations from NEON by tendering to NEON an ASR. NEON's Services shall be as set forth in APPENDIX 4.4.1(a). Unless NEON notifies Exelon in writing within seven (7) Business Days after receipt of an ASR that NEON declines to provide the Service covered thereby, each such ASR shall be deemed accepted by NEON and shall form part of this Agreement, subject to all terms and conditions herein.

               (b) Service to On-Net locations shall include normal maintenance, inspection, repair and testing.

               (c) Service Orders for On-Net Services shall be made and processed in accordance with APPENDIX 4.3.1(c).

         4.4.2 SERVICE TO OFF-NET LOCATIONS.

               (a) Exelon shall order Service to Off-Net Locations from NEON by tendering to NEON a Request For Quotation ("RFQ") specifying the Service requested, the location to be served, the requested Start of Service Date, the Circuit Term, and other information specific to the applicable RFQ.

               (b) NEON shall, within three (3) Business Days after receipt of an RFQ, contact Exelon verbally as to whether or not NEON can provide the requested Service. Notwithstanding the preceding sentence, NEON shall only be entitled to provide the requested service if, within seven (7) Business Days after receipt of an RFQ, NEON submits to Exelon a written quotation specifying
(i) the Service to be provided; (ii) the location to be served; (iii) the applicable non-recurring charge; (iv) the applicable monthly recurring charge; and (v) the Circuit Term.

               (c) If NEON has submitted a quotation under Subparagraph (b), above, Exelon may order the applicable Service from NEON by tendering to NEON an ASR with a copy of the quotation attached. Upon receipt of such ASR by NEON such ASR shall be deemed accepted by NEON and shall form a part of this Agreement, subject to all terms and conditions herein.

               (d) In the event the ASR is inconsistent with any of the terms of NEON's quotation under Subparagraph (b) above, then the terms stated in the ASR shall govern unless NEON notifies Exelon in writing within seven (7) Business Days after receipt of such ASR that NEON declines to provide the service covered thereby for failure of the ASR to conform to the terms of the applicable quotation.

         4.5 BILLING AND PAYMENT.

             4.5.1 GENERAL. As compensation for the Services provided by the Parties to each other, each Party shall bill the other Party monthly and the other Party shall pay the recurring and non-recurring rates and charges set forth herein and/or in the ASR beginning on the Start of Service Date. The Parties agree to pay each other's appropriate recurring and nonrecurring charges for the Services at the address provided, within thirty (30) days after receipt of an invoice therefor (the "Payment Date"). The Parties shall provide one another with reasonably requested information for bill validation including, but not limited to, the number of circuits and charges for each transport Service. Each Party warrants that the rates and charges will be in compliance with all applicable laws and governmental regulations.

             4.5.2 INTEREST ON LATE PAYMENTS. Except for amounts disputed in the manner provided below, payments not made on or before the date due shall bear interest at the Interest Rate from the date due until payment is made.

             4.5.3 DISPUTES. In the event one Party disputes any billing by the other Party, the disputing party shall notify the billing party in writing, providing the billing identification, Circuit number, any trouble ticket number and an explanation for the dispute, and shall nevertheless pay all charges not disputed in this manner on or before the Payment Date. No charges may be disputed more than 120-days after the date such charges are invoiced. Payment shall not prejudice either Party's right to dispute charges, so long as they are disputed in the manner and within the time specified in this section. The Parties will cooperate in good faith to resolve any such disputes within 60 days after the dispute is submitted to the billing Party. If the dispute is not resolved during this period, either party may seek alternative dispute resolution in accordance with Section 7.7.

         4.5.4 SUSPENSION OF SERVICE. If a Party does not pay undisputed invoiced charges on or before the Payment Date, the billing Party may suspend Service unless the other Party pays such charges within fifteen (15) days after written notice from the billing Party.

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         4.5.5 INTEREST ON DISPUTED AMOUNTS. If a disputed amount is determined to be a legitimate charge, either by the agreement of the parties or as determined pursuant to Section 7.7, interest shall accrue on such disputed amount at the Interest Rate from the Payment Date until paid in full, and shall be payable on demand. If a disputed amount is determined not to be a legitimate charge, no interest shall accrue thereon.

         4.5.6 PARTIAL MONTHS. When Service is initiated on other than the first day of the month or terminates on other than the last day of the month, the charge for that month shall be determined by prorating the monthly payment by the number of days during which Service was provided.

         4.6 COVENANT REGARDING NETWORK STANDARDS.

             4.6.1 COMPLIANCE. Each Party warrants that it shall at all times, comply with (i) the specifications set forth in APPENDIX 3.1.1 and APPENDIX 3.1.2 to this Agreement (as applicable to each Party's Network) and
(ii) all relevant provisions of Appendix 1, AT&T Compatibility Bulletin No. 119 (TA-34) and the following Bellcore Publications: FR-NWT-000440 (transmission facilities interfaces); FR-NWT-000064 (related Local Access Transport Area switching); and FR-NWT-000439 (operational technology generic requirements), in each case, as such specifications or provisions are updated from time to time. The Parties agree that if any Party, in its sole discretion, determines that an emergency action is necessary to protect its own Network the Party may block any transmission path over its Network by the other Party where transmissions do not meet the above requirements of such AT&T Compatibility Bulletin, Bellcore Technical Publications, and Appendix 1. The Parties further agree that none of their respective obligations to one another under this Agreement shall be affected by any such blockage except that the Party affected by such blockage shall be relieved of all obligations to make payments for charges relating to such Service which is so blocked and that no Party shall have any obligation to the other Party for any claim, judgment or liability resulting from such blockage.

             4.6.2 ERROR RATE; DIVERSITY. Each Party warrants that, with respect to Services that are Lit Services, (i) the Service provided over its Network hereunder shall be [**]% free of errored seconds over a one (1) month period for each Service, other than for reasons of Planned Service Outages, or reasons set forth in Section 7.3 hereof; and (ii) the Circuits connecting [**] locations shall have a physically diverse serve and protect path (except with respect to laterals off the backbone and building entrances).

             4.6.3 SOLE WARRANTIES. The warranties set forth in this Section 4.6 constitute the only warranties with respect to the Services provided pursuant to this Section 4.6. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE.

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         4.7 OUTAGE CREDITS, ALLOWANCES AND TERMINATION.

             4.7.1 OUTAGE CREDITS FOR ON-NET SERVICES. Subject to the terms of the ASR, in the event that the Party providing the Service (the "Provider") is unable to restore a portion of the Service as required hereunder, or in the event of a Service Outage, the Party using the Service (the "User") shall be entitled to a credit for the prorated monthly charges for the affected circuits for all unplanned Service Outages. The Provider will grant a credit allowance to a User for a Service Outage calculated as specified below. A Service Outage will be deemed to have occurred only where the interruption is not the result of: (i) the negligence or acts of the User or the End-User or any of their agents; (ii) a Planned Service Outage; (iii) a Force Majeure event as provided herein, or (iv) any other event or condition not arising out of the negligence of the Provider. Credits for a Service Outage will be granted to a User only if: (a) the User affords the Provider reasonable access to the User's premises to make appropriate repairs; and (b) the Provider is not impeded in its efforts to repair, maintain, or test the equipment by the User's unreasonable demand to continue use of the Services on an impaired basis. A Service Outage begins as soon as the disruption or degradation of Service commences, provided the User promptly notifies the Provider of such Service Outage, unless the other Party is or should be aware of such Service Outage. A Service Outage ends when the Services, facility or circuit is operative in accordance with the terms of this Agreement. If the User reports Services or a facility or Circuit to be inoperative but declines to release it for testing and repair, it is considered to be impaired, but shall not be deemed a Service Outage. The User must request a credit allowance for a Service Outage within one hundred twenty (120) days after the Service Outage occurs or any claim for an allowance is waived. [**] Service Outages of [**] minutes or more during any [**] period shall be aggregated for purposes of computing the credit allowance. Credit allowances with respect to Lit Services shall be calculated as follows (unless otherwise stipulated in the applicable ASR):

         LENGTH OF                                    PERCENTAGE OF MONTHLY RECURRING CHARGE
         SERVICE OUTAGE (PER MONTH)                   TO BE CREDITED*
         Less than [**]                               [**]%
         [**] up to but not including [**]            [**]%
         [**] up to but not including [**]            [**]%
         [**] up to but not [**]                      [**]%
         Greater than [**]                            [**]%

*Credit is based on the monthly recurring revenue of the Circuit experiencing the Service Outage.

NOTES:    1.     [**] Service Outages of [**] or more during any [**] period shall be aggregated for purposes of computing the credit allowance.

          2.     Allowances will never exceed monthly recurring charge for the circuit experiencing the service outage.

          3.     Applies to On-Net facilities as specified in Appendix 7.18(ii).

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             4.7.2 LIMITATIONS. Notwithstanding a Party's obligation to provide credit allowances in the event of Service Outages, such Party may disconnect a Circuit or Service, which disconnection shall not constitute a Default, if the specific Circuit or Service experiences Service Outages giving rise to cumulative credit allowances equal to [**] the monthly Recurring Charge during any continuous [**] period or a single continuous outage of [**] or more. Whenever a Party reports to the other Party that a Service has a Chronic Trouble, the Party providing the Service shall promptly perform a detailed investigation and report the findings to the other Party. In the event that the Service continues to experience Chronic Trouble after clearing the most recent trouble, the Party providing the Service may disconnect the specific Service, which disconnection shall not constitute a Default.

         4.8 EXPIRATION. The provisions of this Article IV (except for
Section 4.9, which shall remain in effect until this Agreement expires or is terminated) shall remain in effect for an initial period of seven years from the date of this Agreement (the "Initial Period") and shall automatically be extended for successive three year periods (each, an "Extension") throughout the Initial Term, the Initial Extension and each Renewal Term unless either Party gives written notice to the other Party at least twelve months before the expiration of the Initial Period or any Extension that it does not wish to extend such provisions. Notwithstanding any expiration of any of the provisions of this Article IV (except for Section 4.9), the provisions of Sections 4.5 through 4.7 shall remain in full force and effect with respect to any Services ordered and accepted prior to the expiration of the Initial Period or any Extension.

         4.9 COMPETITION. Except as otherwise set forth herein, this Agreement shall not prevent competition between Exelon and NEON.

                                   ARTICLE V

                PROPRIETARY INFORMATION, TRADEMARKS AND PUBLICITY

         5.1 PROPRIETARY INFORMATION.

             5.1.1 PROTECTION OF PROPRIETARY INFORMATION. NEON and Exelon hereby agree that if either Party (the "Disclosing Party") provides (or prior to the execution of this Agreement, has provided) any Proprietary Information (as defined in Section 5.1.2) to the other Party (the "Receiving Party"), such Proprietary Information shall be held in confidence, and the Receiving Party shall afford such Proprietary Information the same care and protection as it affords generally to its own confidential and proprietary information (which in any case shall be not less than reasonable care) in order to avoid disclosure to or unauthorized use by any third party.

             5.1.2 PROPRIETARY INFORMATION DEFINED. As used herein, "Proprietary Information" shall mean any and all confidential information or technical or business information furnished, in whatever form or medium, or disclosed by one Party to the other including, but not limited to, product or service specifications, prototypes, computer programs, models, drawings, marketing plans, financial data, and personnel statistics. In addition, the Parties acknowledge and agree that this Agreement, including all of the terms, conditions and provisions of this Agreement, all drafts of this Agreement, and all information disclosed by either Party to the other in connection with or pursuant to this Agreement constitutes Proprietary Information.

             5.1.3 OWNERSHIP OF PROPRIETARY INFORMATION. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the Disclosing Party, shall be used by the Receiving Party only for the intended purpose, and such written Proprietary Information, including all copies thereof, shall be returned to the Disclosing Party or destroyed after the Receiving Party's need for it has expired or upon the request of the Disclosing Party. Proprietary Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the Disclosing Party.

             5.1.4 EXCEPTIONS. The foregoing provisions of this Section 5.1 shall not apply to any Proprietary Information which (a) becomes publicly available other than through the Receiving Party; (b) is required to be disclosed by a governmental or judicial law, order, rule or regulation; (c) is independently developed by the Receiving Party either before or during the Initial Term, the Initial Extension and any Renewal Term; (d) becomes available to the Receiving Party without restriction from a third party; or (e) becomes relevant to the settlement of any dispute or enforcement of either Party's rights under this Agreement in accordance with the provisions of this Agreement, in which case appropriate protective measures shall be taken to preserve the confidentiality of such Proprietary Information as fully as possible within the confines of such settlement or enforcement process. If any Proprietary Information is required to be disclosed pursuant to the foregoing clause (b), the Receiving Party shall promptly inform the Disclosing Party in writing of the requirements of such disclosure.

             5.1.5 PERMITTED DISCLOSURES. Notwithstanding the foregoing, either Party may disclose Proprietary Information to its employees, agents, and legal, financial, and accounting advisors and providers (including its lenders and other financiers) to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or its obtaining of financing, PROVIDED THAT each such party is notified of the confidential and proprietary nature of such Proprietary Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure of Proprietary Information.

         5.2 USE OF ADVERTISING MATERIALS; LOGOS. Neither Party shall publish or use any advertising, sales promotions, or other publicity materials that use the other Party's name, logo, trademarks or service marks ("Marks") without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed. The Parties acknowledge that NEON shall use the NEON(R) brand name for all Inter-Party Services provided by NEON.

         5.3 RIGHT TO REVIEW PUBLICITY MATERIAL. Each Party shall have the right to review and approve any publicity material, press releases, or other public statements by the other that refer to such Party or that describe any aspect of this Agreement. Each Party agrees not to issue any such publicity materials, press releases, or other public statements containing the other Party's Marks without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

         5.4 NO LICENSE TO MARKS. Nothing in this Agreement establishes a license for either Party to use any of the other Party's Marks without prior written approval of the other Party.

         5.5 NO LICENSE TO COPYRIGHTS; PATENTS. Nothing herein shall be construed as granting any right or license under any copyrights, inventions or patents now or hereafter owned or controlled by the other Party.

         5.6 SURVIVAL. The provisions of this Article V shall survive expiration or termination of this Agreement.

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                                   ARTICLE VI

                          INDEMNIFICATION AND INSURANCE

         6.1 INDEMNIFICATION. In addition to the rights of indemnification set forth in Section 9 of the Subscription Agreement, each Party agrees to indemnify, defend, protect and save the other harmless from and against any claim, damage, loss, liability, cost, and expense (including reasonable attorney's fees) in connection with any personal injury, including death, loss or damage to any property, or facilities of any party (including NEON, Exelon or any other party operating or using any part of the System) arising out of or resulting in any way from the negligent acts or negligent omissions to act of such Party, its employees, servants, contractors, and/or agents in connection with the exercise of its rights and obligations under the terms of this Agreement or any breach by such Party of any obligation contained in this Agreement. Furthermore, each Party agrees to indemnify, defend, protect and save the other Party harmless from and against any claim, damage, loss, liability, cost, and expense (including reasonable attorney's fees) (i) for any damage to NEON's Network or Exelon's Network, as the case may be, arising out of or resulting in any way from any acts or omissions to act of a Party, its employees, servants, contractors, and/or agents or (ii) arising out of either Party's or any other party's use of NEON's Network or Exelon's Network, as the case may be, and any activities contemplated or permitted under this Agreement (whether such activities are authorized pursuant thereto or not).

         6.2 INSURANCE. Each Party shall, at its own expense, secure and maintain in force throughout the Initial Term, the Initial Extension and each Renewal Term, General Liability Insurance with competent qualified issuing insurance companies, including the following coverages: Product Liability, Hazard of Premises/Operations (including explosion, collapse and underground coverages); Independent Contractors; Products and Completed Operations; Blanket Contractual Liability (covering the liability assumed in this Agreement); Personal Injury (including death); and Broad Form Property Damage in policy or policies of insurance such that the total available limits to all insured will not be less than $[**] Combined Single Limit for each occurrence and $[**] aggregated for each annual period. Such insurance may be provided in policy or policies, primary and excess, including so-called umbrella or catastrophe forms. Each Party agrees to name the other Party as an additional insured on the foregoing insurance. All policies required by this Agreement shall require the insurance companies to notify the other Party at least thirty (30) days prior to the effective date of any cancellation or material modification of such policies, and shall specify that the policy shall apply without consideration for the other policies separately carried and shall state that each insured is provided coverage as though a separate policy had been issued to each, except the insurer's liability shall not be increased beyond the amount for which the insurer would have been liable had only one insured been covered and only one deductible shall apply regardless of the number of insured covered. Each Party shall also carry such insurance as will protect it from all claims under any workers compensation laws in effect that may be applicable to it. Notwithstanding any other provision of this Agreement, including, without limitation, this Section 6.2, each Party may, with the written consent of the other Party, self-insure all or part of any of the insurance coverages required to be secured and maintained under this Section 6.2.

                                  ARTICLE VII

                                  MISCELLANEOUS

         7.1 ASSIGNMENT. Neither Party shall assign its rights or obligations under this Agreement to any third person or entity (except an affiliate of such Party) without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed. Subject to the foregoing, this Agreement, and each of the Parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the Parties and each of their respective permitted successors and assigns.

         7.2 LIENS. If NEON's Network or Exelon's Network, or any part thereof, becomes subject to any mechanics', artisans', or materialmen's lien, or other encumbrances, chargeable to or through the other Party, NEON or Exelon, as the case may be, shall promptly cause such lien or encumbrance to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to the other party; provided, however, that if any such lien or encumbrance is not so discharged and released within thirty (30) days after written notice by such other Party to the Party to whom such lien or encumbrance is chargeable, then such other Party may, at its option pay or secure the release or discharge thereof and the Party to whom such lien or encumbrance is chargeable shall indemnify such other Party against all costs and expenses (including reasonable attorneys fees) incurred in discharging and releasing such lien or encumbrance.

         7.3 FORCE MAJEURE. Except as otherwise provided in Sections 1.5 and 4.7, the obligations of the Parties under this Agreement are subject to, and neither Party shall be in default under this Agreement due to, any Force Majeure. For purposes of this Agreement, "Force Majeure" means any failure or delay in performance which, by exercise of due foresight by the Party affected could not reasonably have been expected to avoid and, which by exercise of due diligence, such Party shall be unable to overcome during the period while such Party shall continue to exercise due diligence, and that is caused by strike or other labor problems; accidents; acts of God; fire; flood; adverse weather conditions; material or facility shortages or unavailability not resulting from such Party's failure to timely place orders therefor; lack of transportation; the imposition of any governmental codes, ordinances, laws, rules, regulations or restrictions after the date of this Agreement (but not related to the obtaining or maintaining of the Required Rights); condemnation or the exercise of rights of eminent domain; or war, acts of war (whether declared or undeclared), terrorism or civil disorder. Neither Party shall, however, be relieved of liability for failure of performance due to a claimed Force Majeure hereunder if such failure is due to causes arising out of its own gross negligence or to removable or remediable causes that it fails to remove or remedy with reasonable dispatch. Any Party affected by an event of Force Majeure shall promptly notify the other Party of any occurrence or condition which in the affected Party's reasonable opinion warrants an extension of time for the performance of any obligation under this Agreement. Such notice must be submitted in writing to the other Party within five (5) days or such sooner date as is practicable after the delay is know to the affected Party, or shall, in the exercise of reasonable diligence, become known. Such notice shall specify in detail the anticipated length of the delay, the cause of the delay, and a

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timetable by which any remedial measures shall be implemented. Failure to provide such notice within such period shall constitute a waiver of any claim of Force Majeure.

         7.4 DEFAULT.

             7.4.1 DEFAULTS. A Party shall be deemed in default of this Agreement upon the occurrence of any one or more of the following events (each, a "Default"):

                   (a) The filing of bankruptcy or making a general assignment for the benefit of creditors;

                   (b) a Party violates any applicable laws, statutes, ordinances, codes or other legal requirements with respect to Services and such violation(s) are not remedied within thirty (30) days after written notice thereof;

                   (c) a Party fails to perform its obligations under this Agreement and such nonperformance is not remedied within (30) days (or, in the case of Section 1.2.2, 3.3.5 and the last sentence of Section 3.3.1, one hundred and eighty (180) days) after notice thereof, except for payment defaults, for which no cure periods shall be available unless specifically provided herein; or

                   (d) the representations and warranties of a Party set forth in this Agreement are untrue or inaccurate in any material respect as of the date such representations and warranties are made (provided that the materiality qualification set forth in this Section 7.4.1(d) shall not apply to the representations and warranties set forth in Section 1.4.1 of this Agreement).

             7.4.2 REMEDIES. No remedy provided for in this Agreement is intended to be exclusive, but each remedy shall be cumulative and in addition to and may be exercised concurrently with any other remedy available at law or in equity.

             7.4.3 LIMITATIONS OF LIABILITY.

                   (a) NO PARTY SHALL BE LIABLE FOR LOSS OF PROFIT, GOODWILL OR OTHER CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EVEN IF SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                   (b) Under no circumstances shall the aggregate of Exelon's liability to NEON in connection with the transactions contemplated by this Agreement, the Subscription Agreement and all of the Related Agreements (as defined in the Subscription Agreement), and Parent's liability under Section
7.17 of this Agreement and Section 12.12 of the Subscription Agreement, exceed $[**]

         7.5 NOTICES.

             7.5.1 ADDRESSES. Unless otherwise provided herein, all notices and communications concerning this Agreement shall be in writing and addressed as follows:

         If to NEON:

                  NorthEast Optic Network, Inc.
                  2220 West Park Drive, Suite 200
                  Westborough, MA 01581
                  Attention: President
                  Facsimile Number: (508) 616-7895

                  with a copy to

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attention: Alexander A. Bernhard, Esq.
                  Facsimile Number: (617) 526-5000

         If to Exelon:

                  Exelon Ventures Corp.
                  2301 Market Street
                  Philadelphia, PA 19101
                  Attention: President
                  Facsimile: (215) 841-6374

                  with a copy to

                  Exelon Ventures Corp.
                  2301 Market Street
                  Philadelphia, PA 19101
                  Attention: John Halderman, Esq.
                  Facsimile: (215) 841-4474

or at such other address as may be designated in writing to the other Party.

             7.5.2 METHOD OF DELIVERY. Unless otherwise provided herein, notices shall be sent by certified U.S. mail, return receipt requested, or by commercial overnight delivery service or by facsimile, and shall be deemed delivered: if sent by U.S. Mail, five (5) days after deposit; if sent by facsimile, upon verification of receipt; or, if sent by commercial overnight delivery service, one (1) Business Day after deposit.

         7.6 GOVERNING LAW. This Agreement shall be interpreted and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws.

         7.7 DISPUTE RESOLUTION.

             7.7.1 GENERAL. It is the intent of the NEON and Exelon that any disputes which may arise between them, or between the employees of each of them, be resolved as quickly as possible. Quick resolution may, in certain circumstances, involve immediate decisions made by the Parties' representatives. When such resolution is not possible, and depending upon the nature of the dispute, the Parties agree to resolve such disputes in accordance with the provisions of this Section 7.7. Notwithstanding anything to the contrary contained in this Section 7.7, any dispute which may arise between NEON and Exelon pursuant to any order, statute or regulation of a state public utility commission or the Federal Communications Commission charged with the oversight of regulating telecommunications companies shall be resolved before the applicable regulatory body.

             7.7.2 ARBITRATION. Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation between the Parties, shall be settled in Boston, Massachusetts by binding arbitration in accordance with the arbitration rules and procedures of the American Arbitration Association. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the Arbitrator's authority to grant relief shall be subject to the United States Arbitration Act 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The Parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Section 7.7.2, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the substantive laws of the State of Delaware and the plain meaning of the relevant documents, and shall be final and binding. The arbitrator shall make written findings of fact and conclusions of law in support of the award. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

             7.7.3 PENDING RESOLUTION. During any proceedings described in this
Section 7.7, the Parties shall continue to perform in accordance with this Agreement.

         7.8 HEADINGS. The headings of the sections of this Agreement are strictly for convenience and shall not in any way be construed as amplifying or limiting any of the terms, provisions or conditions of this Agreement.

         7.9 PLURALS AND CONJUNCTIONS. In construction of this Agreement, words used in the singular shall include the plural and the plural the singular, and "or" is used in the inclusive sense, in all cases where such meanings would be appropriate.

         7.10 SEVERABILITY. In the event any term of this Agreement shall be held invalid, illegal or unenforceable in whole or in part, neither the validity of the remaining part of such term nor the validity of the remaining terms of this Agreement shall in any way be affected thereby.

         7.11 AMENDMENTS. This Agreement may be amended only by a written instrument executed by the Party against whom enforcement of the modification is sought.

         7.12 NO IMPUTED WAIVER. No failure to exercise and no delay in exercising, on the part of either Party, any right, power or privilege set forth in this Agreement shall operate as a waiver of such right, power or privilege, except as expressly provided herein.

         7.13 ENTIRE AGREEMENT. This Agreement, and any exhibits attached or to be attached to this Agreement, together with the Subscription Agreement and Related Agreements (as defined therein) constitute the entire agreement between the Parties with respect to the subject matter contained in this Agreement and supersede any and all prior negotiations, understandings and agreements between the Parties, whether oral or written.

         7.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

         7.15 RELATIONSHIP OF PARTIES. Nothing contained herein shall be construed to constitute the parties as partners with or agents for one another for any purpose, action, or transaction, including those related to the performance of the Agreement. Nothing herein shall be construed to constitute the parties as joint employers.

         7.16 COMPLIANCE WITH LAW. Each party shall perform its respective rights and obligations hereunder in accordance with the Authorizations obtained by it and all applicable laws, rules and regulations imposed by any Governmental Authority.

         7.17 GUARANTY OF EXELON'S OBLIGATIONS. PECO Energy Company ("Parent") unconditionally guarantees the due and prompt payment, but not the performance, of all of Exelon's obligations set forth in this Agreement. The parties agree that Parent does not guaranty the performance of Exelon's obligations set forth in this Agreement, including, without limitation, the performance of any actions requiring any Governmental Authority consents or approvals. This guaranty is an irrevocable guaranty of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event which might otherwise operate as a legal or equitable discharge of Parent under this Section 7.17. This guarantee is in no way conditioned upon any requirement that NEON and/or NEON Operations, as applicable, first attempt to collect or enforce any guaranteed obligation from or against Exelon, PROVIDED HOWEVER, that NEON and/or NEON Operations, as applicable, has first requested payment, has not refused payment, and has not received payment within 30 days from Exelon. So long as any obligation of Exelon to NEON and/or NEON Operations, as applicable, remains unpaid or undischarged, Parent hereby waives (but only with respect to NEON and/or NEON Operations, as applicable, and not as to any other parties) all rights to subrogation arising out of any payment by Parent under this Section 7.17. Parent hereby waives all special suretyship defenses, and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted to be taken by NEON and/or NEON Operations, as applicable, or Exelon and, generally, all demands and notices of every kind in connection with this Section

7.17. If any of the waivers set forth in this Section 7.17 is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law. This guaranty is subject to the limitations set forth in Section 7.4.3(b) of this Agreement.

         7.18 GLOSSARY OF TERMS. The following terms shall have the stated definitions in this Agreement.

         "ACCEPTANCE DATE" has the meaning set forth in Section 1.3.2

         "ACCEPTANCE NOTICE DATE" has the meaning set forth in Section 1.3.2.

         "ACCEPTANCE TEST PLAN" has the meaning set forth in Section 1.3.1.

         "ACCEPTANCE TEST PLAN DATE" has the meaning set forth in Section 1.3.1.

         "ACCEPTANCE TESTING" has the meaning set forth in Section 1.3.1.

         "ACCESS SERVICE REQUEST" or "ASR" shall mean the capacity order for Service which delineates the type of Service, location served, Point of Termination, protocols, Circuit Term, requested Start of Service Date and other information specific to the applicable capacity order.

         "BUSINESS DAY" means any day other than Saturday, Sunday and any day which is a legal holiday or day on which banking institutions in New York, New York are authorized or required by law or other action of a Governmental Authority to close.

         "CASH CONTRIBUTIONS" has the meaning set forth in Section 3.3.1.

         "CHRONIC TROUBLE" is a condition of Service that has experienced the same type of Trouble twice or more within a thirty (30) day period, for which trouble tickets have been opened.

         "CIRCUIT" shall mean the individual telecommunications facility included as part of the Service.

         "CIRCUIT TERM" has the meaning set forth in Section 4.3.2.

         "COMPLETION NOTICE" has the meaning set forth in Section 1.2.2.

         "DEMARCATION POINT" shall mean the point which defines where issues of ownership and maintenance begin and end, as set forth in Section 2.1.

         "DICLOSING PARTY" has the meaning set forth in Section 5.1.1.

         "END-USER" shall mean a user to whom a Party will provide telecom-munications services utilizing, in part, the telecommunications Services provided by the other Party under this Agreement.

         "EXELON" means Exelon Ventures Corp., a Delaware corporation.

         "EXELON'S NETWORK" shall mean anywhere that Exelon provides telecommunciations services or has rights to fiber optic telecommunications facilities, from time to time, within the Counties of Philadelphia, Delaware, Montgomery, Chester, Berks, Lehigh and Bucks in the Commonwealth of Pennsylvania and the Counties of Camden and Mercer in the State of New Jersey.

         "EXTENSION" has the meaning set forth in Section 4.8.

         "FAILURE" has the meaning set forth in Section 1.5.1.

         "FINALLY DETERMINED TAXES AND FEES" has the meaning set forth in
         Section 1.6.6.

         "FORCE MAJEURE" has the meaning set forth in Section 7.3.

         "GOVERNMENTAL AUTHORITY" means any court, administrative or regulatory agency or commission or other governmental entity or instrumentality, domestic, foreign or supranational or any department thereof.

         "IMPOSITIONS" means all taxes (other than sales and use taxes and excise taxes described in Section 1.6.10), fees, levies, imposts, duties, charges or withholdings of any nature (including, without limitation, gross receipts taxes and franchise, license and permit fees), together with any penalties, fines or interest thereon (except for penalties or interest imposed as a direct result of acts or failures to act on the part of one of the parties) arising out of the transactions contemplated by this Agreement and/or imposed upon Exelon by any federal, state or local government or other public taxing authority.

         "INITIAL EXTENSION" has the meaning set forth in Section 1.1.2.

         "INITIAL PERIOD" has the meaning set forth in Section 4.8.

         "INITIAL TERM" has the meaning set forth in Section 1.1.2.

         "INITIAL TESTING DATES" has the meaning set forth in Section 1.3.1.

         "IN-KIND CONTRIBUTION" has the meaning set forth in  Section 3.3.3.

         "INTEREST RATE" shall mean the rate of interest that is equal to the prime rate as then published in The Wall Street Journal, plus one and one-half percent (1.5%).

         "INTER-PARTY SERVICES" has the meaning set forth in Section 3.2.1.

         "IRU" or "INDEFEASIBLE RIGHT OF USE" has the meaning set forth in
         Section 1.1.1.

         "LIT SERVICES" means Services provided by a Party using optronic equipment owned by such Party at the terminating ends of the fiber on which such Services are provided.

         "MARKS" has the meaning set forth in Section 5.2.

         "NEON" means NEON Communications, Inc., a Delaware corporation.

         "NEON FIBERS" has the meaning set forth in Section 1.1.1.

         "NEON OPTICA" means NEON Optica, Inc., a Delaware corporation.

         "NEON PHILADELPHIA POP" has the meaning set forth in Section 3.3.1.

         "NEON'S NETWORK" shall mean anywhere that NEON provides telecommunciations services or has rights to fiber optic telecommunications facilities, from time to time, within the Commonwealth of Massachusetts, the States of New Hampshire, Vermont, Connecticut, Maine and Rhode Island, and the City of White Plains in the County of Westchester in the State of New York (but, with respect to the City of White Plains, only to those locations set forth in on APPENDIX 7.18(i)).

         "NETWORK" shall mean the telecommunications network of one of the Parties, as defined herein and as the context of the provision requires or as contemplated under this Agreement.

         "OFF-NET" facilities and services shall refer to Premises that are not connected to a Party's Network.

         "ON-NET" facilities and services shall refer to Premises that are connected to a Party's Network. A list of Exelon's On-Net facilities is set forth on APPENDIX 7.18(ii).

         "OPERATING EXPENSE CONTRIBUTIONS" has the meaning set forth in Section 3.3.2.

         "PARENT" means PECO Energy Company.

         "PARTY" or "PARTIES" has the meaning set forth in the introductory paragraph of this Agreement.

         "PAYMENT DATE" has the meaning set forth in Section 4.5.1.

         "PLANNED SERVICE OUTAGE" shall mean any Service Outage caused by scheduled maintenance or planned enhancements or upgrades to a Party's Network.

         "POINT OF PRESENCE" OR "POP" shall mean a specific location within a Local Access Transport Area ("LATA") where a Party terminates and/or originates its service. A list of NEON's POPs is set forth in APPENDIX 7.18(i) hereto. A list of Exelon's POPs is set forth in APPENDIX 7.18(ii) hereto.

         "POINT OF TERMINATION" shall mean the point at which a Party's responsibility to provide equipment and Service ends and the other Party's or the End-User's responsibilities begin. The Point of Termination shall be identified in the applicable ASR as the demarcation point. The demarcation point shall be located within a Party's POP, a local exchange carrier's local serving office, a long-distance carrier's POP or an End-User Premise.

         "PREMISES" shall mean the location to which Service is provided, also referred to as a Point of Termination on the ASR.

         "PROVIDER" has the meaning set forth in Section 4.7.1.

         "RECEIVING PARTY" has the meaning set forth in Section 5.1.1.

         "RENEWAL TERM" has the meaning set forth in Section 1.1.2.

         "REQUIRED REGULATORY APPROVALS" has the meaning set forth in Section 1.2.1.

         "REQUIRED RIGHTS" means the Required Regulatory Approvals and any and all rights, licenses, authorizations, rights of way and other agreements necessary for the use of conduit, cable, poles, wire or other physical plant facilities, as well as any other such rights, licenses, authorizations (including any necessary local, state, tribal or federal authorization such as environmental permits), rights of way and other agreements necessary for the installation, use of and access to the NEON Fibers.

         "ROW FEES" has the meaning set forth in Section 1.8.

         "SERVICE" or "SERVICES" shall mean NEON- or Exelon-provided facilities (as the context of the provision requires) and services as agreed to by NEON and Exelon, as further described in APPENDIX 4.4.1(a) and APPENDIX 4.3.1(a) respectively, and as specifically identified on an ASR.

         "SERVICE OUTAGE" shall mean a disruption or degradation of Service.

         "SPECIFICATIONS" means the technical performance specifications of Lucent AllWave or TrueWave optical fibers, as the case may be.

         "START OF SERVICE DATE" for Service shall be the later of the date requested by a Party for a Circuit to be placed in service, as specified on the applicable ASR; (ii) the date the Circuit is installed; and (iii) in the event one Party notifies the other Party within twenty-four (24) hours after the Circuit has been installed that the Circuit does not conform to the specifications required in this Agreement, the date the Circuit fully conforms to the required specifications.

         "TARGET DATE" has the meaning set forth in Section 1.2.2.

         "TROUBLE" is defined as degradation in Service, an interruption in Service, or the initiation of a trouble ticket by either Party.

         "USAA" has the meaning set forth Section 7.7.2.

         "USER" has the meaning set forth in Section 4.7.1.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                     NEON COMMUNICATIONS, INC.

                                     By:_______________________________________

                                     Name:_____________________________________

                                     Title:____________________________________


                                     NEON OPTICA, INC.

                                     By:_______________________________________

                                     Name:_____________________________________

                                     Title:____________________________________


                                      EXELON VENTURES CORP.

                                      By:______________________________________

                                      Name:____________________________________

                                      Title:___________________________________

The undersigned executes this Agreement for the sole purpose of agreeing to the provisions of Section 7.17 of this Agreement.

                                      PECO ENERGY COMPANY

                                      By:______________________________________

                                      Name:____________________________________

                                      Title:___________________________________

COUNTY OF ___________________  )
                                            )  ss.
STATE OF ___________________   )

         Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named ________________________, known to me to be the _______________ of NEON Communications, Inc., who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

         WITNESS my hand and official seal this ______ day of ___________, ____.


                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:________

COUNTY OF ___________________      )
                                                  )  ss.
STATE OF  ___________________      )

         Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named ________________________, known to me to be the _______________ of NEON Optica, Inc., who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

         WITNESS my hand and official seal this ____ day of ___________, ____.


                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:________


COUNTY OF ___________________     )
                                                  )  ss.
STATE OF  ____________________    )

         Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named __________________, known to me to be the _______________ of Exelon Ventures Corp., who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

         WITNESS my hand and official seal this ____ day of ___________, ____.


                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:________

COUNTY OF ___________________      )
                                                  )  ss.
STATE OF  ___________________      )

         Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named __________________, known to me to be the _______________ of PECO Energy Company, who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

         WITNESS my hand and official seal this ____ day of ___________, ____.


                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:________

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                 APPENDIX 1.1.1 - DESCRIPTION OF THE NEON FIBERS

Within ten (10) days of the date of this Agreement, NEON shall review and perform a ride-out of the Exelon route. The Parties shall make such reasonable route modifications as may be necessary for the physical protection and operational reliability of NEON Fibers.

[**] (Type: Classic), or equivalent fibers between a fiber optic patch panel located within and between [**] in New York City and a fiber optic patch panel located within the NEON Philadelphia POP, and a POP to be located at [**] Street, Baltimore, Maryland (the "Baltimore POP") and a POP to be located at [**] Washington, D.C. (the "Washington POP").

NEON shall be responsible to obtain building entry and riser approvals for Exelon's installation of NEON Fibers at the NEON Philadelphia POP. Exelon shall be responsible to obtain building entries in the Baltimore POP and the Washington POP. NEON shall be responsible to obtain riser approvals in the Baltimore POP and the Washington POP. NEON shall be responsible for costs relating to regeneration and amplifier space and annual maintenance expenses, including any franchise fees, for the route between the NEON Philadelphia POP and the Washington POP. Exelon shall be responsible for costs relating to annual cable maintenance for the route between [**] in New York City and the NEON Philadelphia POP.

[IF THE REORGANIZATION IS NOT CONSUMMATED, THEN NEON WILL BE RESPONSIBLE FOR ALL ANNUAL CABLE MAINTENANCE COSTS FOR THE ROUTE BETWEEN [**] IN NEW YORK CITY AND THE NEON PHILADELPHIA POP.]

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                      APPENDIX 1.3.1 - ACCEPTANCE TEST PLAN

         ACCEPTANCE TESTING

         A definitive Acceptance Test Plan shall be furnished by NEON to Exelon within thirty (30) days of the date of this Agreement. Within twenty
         (20) days of the date of this Agreement, NEON and Exelon shall jointly confer with representatives of Lucent Technologies, manufacturer of the NEON Fibers, to ensure that the Acceptance Test Plan is complete in all respect.

         Acceptance testing shall consist of power testing, OTDR Testing, Test Record Delivery and As-Built Documentation Deliverables. After completion of each route segment, the contiguous fiber shall be tested and documented. NEON Representatives shall be present during all route segment testing. Testing shall consist of Power and OTDR testing, with resulting in delivery to NEON of test records and supporting documentation.

         POWER TESTING

         End-to-end power testing of the route segment shall be performed using the three-step procedure insertion loss method. Bi-directional end-to-end testing shall be performed using a stabilized laser source at 1310nm and 1550nm for each fiber.

         Acceptable route segment attenuation is dependent on the fiber length, number of connector pairs and number of splices. The end-to-end acceptance criteria for connectorized fibers will be based on the following formula:

         Maximum acceptable end-to-end attenuation = (AxL) + (0.1xN) + (Cxn)dB

         Where "A" is the maximum attenuation per kilometer and is defined as:

                  for Depressed Cladding at 1310nm   A=0.4dB/Km
                  for Depressed Cladding at 1550nm   A=0.3dB/Km

                  for [**] at 1310nm        A=0.5dB/Km
                  for [**] at 1550nm        A=0.25dB/Km

         "L" is for the installed length of fiber cable in Km
         "N" is the total number of splices
         "C" is the loss of a connector pair, which is 0.6 for ST, SC, D4PC and
            FCPC connectors
         "n" is the total number of connector pairs along the route segment.

Before initiating power testing, verify with the Owner's Representative the acceptance criteria for each route segment. All requested data must be clearly entered on a Power Test form. The Owner's Representative will provide the actual forms for each route segment. Submittal of the Power Test forms containing the bi-directional loss information for all fibers is required after completion of each segment-testing phase.

OTDR TESTING

OTDR testing shall consist of bi-directional inspection, test records and documentation of each fiber. OTDR test shall record splice losses and any other spot discontinuities in each fiber. For each fiber, bi-directional OTDR signature traces shall be performed 1550nm for all fiber types. A copy of each fiber's signature trace shall be recorded by photography, plot trace, or electronically copied to computer diskette. Each recorded signature trace shall be clearly labeled to identify route segment, transmit location, fiber number and test wavelength. The OTDR shall be set using a long pulse width (not to exceed a two point resolution greater than 2,500 feet), a slow scan option, and an event threshold of 0.0dB to ensure accurate splice traces and event logging. The OTDR setting chosen for each sub-segment must be consistent for all splices contained in that sub-segment.

All requested data must be clearly entered on an OTDR Test form. Submittal of the OTDR testing documentation shall consist of (i) a diskette containing bi-directional signature traces of all fibers in the segment; (ii) a paper copy of each signature trace; and (iii) the completed OTDR Test forms.

AS-BUILT DRAWING DELIVERABLES

Exelon shall deliver to NEON such as-built drawings in electronic format in addition to five (5) hard copies as is necessary to describe the details relating to the location of the NEON Fibers.

At a minimum, Exelon's as-built drawings shall include:

1.       A route diagram that illustrates the location of the:

         End Locations
         Splice Locations
         Repeater Locations

2.       Manufacturer, types of cable, fiber count, and reel numbers.

3. A summary of distances between the locations listed above and offset of cable in relation to fixed objects.

4. The type of cable construction between locations (buried, aerial, conduit) and any typicals or details needed for the specified type of construction.

5. Any geographical information deemed necessary to further clarify the route.

6.       Detailed route information that includes:

         Street, road and highway names
         Railroad and or highway crossings
         Bridge Crossings
         Manhole Number/Identification
         Manhole-to-manhole distances in feet
         Distances along or between any other attachment points on the route New conduit, manhole, and pole installations
         Building riser and lateral conduit locations, if any.

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                APPENDIX 1.4.2 - ENCUMBRANCES ON THE NEON FIBERS

                                      [**]

              APPENDIX 1.5.2 - EXELON ROUTINE MAINTENANCE SCHEDULE

     MAINTENANCE STANDARDS

I.       CABLE ROUTE MAINTENANCE UNDERGROUND CIVIL WORKS AND BURIED PLANT

Exelon will operate according to the following industry standards:

1)       Rural Telephone Association
2)       National Electric Safety Code
3)       Fire Code
4) One Call: Exelon will maintain membership in and respond to tickets from the appropriate one call agency, taking appropriate/prudent measures to ensure digging activity does not jeopardize the cable

5) Participation in a cable awareness program with contractors, local, city, country, and state officials.

6) Place Industry Standards High Visibility Cable Markers at all prominent locations along buried cable route, to include, but not limited to:
         a)  One sign on each side of all road crossings.
         b)  At the beginning and end of all cable deviations.
         c)  At all splice locations.
         d)  All river, creek, and major culvert crossings.
         e) Provide large cable crossing signs, as necessary, on rivers with commercial traffic.
         f) Place signs along all portions of the route with a maximum spacing of 1000 feet.

 7)
         Provide adequate surveillance along the right of way to prevent cable damage due to erosion or man made activities. This should also include:
         a) Maintenance of the right of way so that signs are always visible
         b)  Mark and maintain all splice points and ground connections.
         c) Periodically inspect and correct any problems on all bridge attachments.

II.      CABLE ROUTE MAINTENANCE TRANSMISSION STRUCTURES AND AERIAL PLANT

1)       Visual Inspection once every twelve (12) months of:
         a)  aerial cable
         b)  electricity poles
         c)  transmission towers
2)       ADSS Fiber Route Requirements:
         a) ADSS cable will have clearance/separation from electrical power as stated in the National Electrical Standards.
         b) ADSS routes will have routine maintenance to clear trees and brush from right-of-way in accordance with Telephone Industry Standards.
         c) Preventative Maintenance Program as per Telephone Industry Standards to include periodic inspection and replacement of any and all damaged/defective hardware including, but not limited to, lashing wire, strand, down guys, clamps, bolts, washers and nuts. This would also include periodic inspection and replacement of damaged/defective wooden, concrete or metal poles.
         d) The overhead clearance between the ADSS Fiber Cable crossing over Rural Roads, Interstate Highway, Rail Road Tracks, Pedestrian Crossing and all other crossings would be in accordance with Telephone Industry Standards.

III.     MATERIALS READILY AVAILABLE TO EXELON TECHNICIANS

The list below only serves as a reference and is not all inclusive:

Tools, equipment, and sufficiently qualified personnel necessary to effect a cable restoration.

1)       Any equipment necessary for foul / cold weather and night work.
2)       Test equipment (OTDR) to identify fault location of cable.
3)       100 M emergency restoration cable.
4) Splicing equipment and equipment necessary to provide communications from the damage location, for coordination purposes and speed restoration activities.

IV.      MATERIALS AVAILABLE AT A EXELON CENTRAL LOCATION:

The list below only serves as a reference and is not all inclusive:

1)       Cable reel with 100M extended length of cable.
2)       Handholes, manholes, pipe, duct (if applicable).
3) Materials required for pole attachments, messenger, lashing wire, guy anchors (if applicable).
4)       Specialized equipment to repair OPGW and ADSS cable (if applicable).

V.       TRAINING

The training listed below only serves as a reference and is not all inclusive:

1) Safety training as required, for the particular type of cable installation.
2) Hold periodic restoration exercises, as necessary, to maintain technician proficiency at cable repair. NEON will be kept apprised of the current scheduling in advance and may choose to participate in or witness exercises to be sure personnel are adequately trained.
3) Cable fault isolation, using test equipment, span correlation and as-built drawings.
4) Cable preparation and splicing exercises. Contract employees would be required to meet the above standards as well, if they are expected to perform the job function.

VI.      EXELON CONTRACTORS

Exelon must certify that its contractors are capable of performing all the tasks they are required to perform. This would include, as applicable, cable location proficiency, excavation, and general safety.

                     APPENDIX 1.9 - TERMS OF THIRD PARTY IRU

                                    [To come]

                       APPENDIX 3.1.1 - NETWORK STANDARDS

Lit Services Offered On-Net to telecom carrier locations only:

Availability              GREATER THAN OR EQUAL TO 99.997% measured annually
Bit Error Rate (BER)      LESSER THAN OR EQUAL TO 10-9
Error Free Seconds        GREATER THAN OR EQUAL TO 99.997% measured over any 24 hour period
Mean Time to Repair       8 hours

The MTTR over any period is the mean of the individual intervals between the start time and stop time of individual outages for each level of Service (DS-3, OC-3, etc.). MTTR shall not exceed four hundred eighty (480) minutes, averaged monthly and over a rolling twelve (12)-month period.

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                           APPENDIX 3.3.1 - EQUIPMENT

NEON New York City POP:

QUANTITY          EQUIPMENT

[**]                        [**] SONET Terminal or [**] Add-Drop Multiplexer

[**]                             Multiwave Optical Repeater

[**]                             Multiwave Optical Repeater plus Optical Amplifier

[**]                             Dense Wave Division Multiplexer Couplers or Filters

[**]                        [**] SONET Terminal with Four Fiber Bidirection Line Switched Ring

[**]                        [**] One : One (1:1) Protected Optical Tributary Shelf

[**]                        [**] Electrical Tributary Shelf

Intermediate Site 1 (ADM)

QUANTITY          EQUIPMENT
[**]                        [**] SONET Terminal or [**] SONET Add-Drop Multiplexer

[**]                             Multiwave Optical Repeater

[**]                             Multiwave Optical Repeater plus Optical Amplifier

[**]                             Dense Wave Division Multiplexer Couplers or Filters

[**]                        [**] SONET Terminal with Four Fiber Bidirection Line Switched Ring

[**]                        [**] One : One (1:1) Protected Optical Tributary Shelf

[**]                        [**] Electrical Tributary Shelf


Intermediate Site 2 (Line Amp)

QUANTITY          EQUIPMENT
[**]                             Multiwave Optical Repeater

[**]                             Multiwave Optical Repeater plus Optical Amplifier

                                      -46-

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

NEON Philadelphia POP:

QUANTITY          EQUIPMENT


[**]                        [**] SONET Terminal or [**] SONET Add-Drop Multiplexer

[**]                             Multiwave Optical Repeater

[**]                             Multiwave Optical Repeater plus Optical Amplifier

[**]                             Dense Wave Division Multiplexer Couplers or Filters

[**]                        [**] SONET Terminal with Four Fiber Bidirection Line Switched Ring

[**]                        [**] One : One (1:1) Protected Optical Tributary Shelf

[**]                        [**] Electrical Tributary Shelf

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

          APPENDIX 3.3.2 - SCHEDULE OF OPERATING EXPENSE CONTRIBUTIONS

-----------------------------------------------------------------------------------------------------------------------------------
                   RENTAL FEE FOR POP    POP OPER. EXP.     OPTRONICS MAINT.        NOC          MARKETING & SALES         TOTAL
                   ------------------    --------------     ----------------        ---          -----------------         -----
-----------------------------------------------------------------------------------------------------------------------------------
At Closing             $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2001          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
April 15, 2001         $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
July 15, 2001          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2001          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2002          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
April 15, 2002         $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
July 15, 2002          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2002          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2003          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
April 15, 2003         $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
July 15, 2003          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2003          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2004          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
April 15, 2004         $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
July 15, 2004          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2004          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2005          $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
April 15, 2005         $[**]               $[**]               $[**]               $[**]               $[**]               $[**]
                        ====                ====                ====                ====                ====                ====
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              $[**]

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                 APPENDIX 4.3.1(a) - Exelon SERVICES AND PRICING

EXELON PRICING PER MONTH

  --------------------------------------------------------------------------------------------------------------
                           DS3                         OC3                          OC12                OC48
  --------------------------------------------------------------------------------------------------------------
  CONTRACT TERM   1YR     3YR      5YR    1YR*      3YR       5YR         1YR*      3YR       5YR
  --------------------------------------------------------------------------------------------------------------
  0 - 1 MILE     $[**]   $[**]    $[**]     $[**]     $[**]     $[**]     $[**]    $[**]     $[**]          ICB
                  ====    ====     ====      ====      ====      ====      ====     ====      ====
  --------------------------------------------------------------------------------------------------------------
  1 - 5 MILES    $[**]   $[**]    $[**]     $[**]     $[**]     $[**]     $[**]    $[**]     $[**]          ICB
                  ====    ====     ====      ====      ====      ====      ====     ====      ====
  --------------------------------------------------------------------------------------------------------------
  5 - 10 MILES   $[**]   $[**]    $[**]     $[**]     $[**]     $[**]     $[**]    $[**]     $[**]          ICB
                  ====    ====     ====      ====      ====      ====      ====     ====      ====
  --------------------------------------------------------------------------------------------------------------
  ADDITIONAL     $[**]   $[**]    $[**]     $[**]     $[**]     $[**]     $[**]    $[**]     $[**]          ICB
  MILE            ====    ====     ====      ====      ====      ====      ====     ====      ====
  --------------------------------------------------------------------------------------------------------------
  INSTALLATION   $[**]   $[**]    $[**]     $[**]     $[**]     $[**]     $[**]    $[**]     $[**]          ICB
                  ====    ====     ====      ====      ====      ====      ====     ====      ====
  --------------------------------------------------------------------------------------------------------------

* One year term contract pricing only applies to circuits that can be connected using existing network infrastructure. ICB price for one year term contract circuits requiring fiber or equipment installations.

VOLUME DISCOUNT
All pricing will be reduced by [**]% when total annual revenue, net of credits, equals or exceeds [**].

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                                APPENDIX 4.3.1(c)
                PROCESSING OF SERVICE ORDERS FOR ON-NET SERVICES

1.0      BUILDING LISTS
Exelon shall provide its On-Net building list, up dated each quarter, including Local Exchange Company ("LEC"), local serving offices ("LSOs"), and InterExchange Carrier (IXC") POPs, to NEON's Access Management group. Building list information will include street addresses, names of buildings, city and state, end office CLLI, status and quantity of Entrance Facilities, and NPA/NXX. Exelon will provide information to NEON in a mutually agreeable format. The target Building List shall be attached to this Appendix.

2.0      ORDERING VEHICLE
A standard electronic format to transmit ASRs from one Party to the other Party will be used when available. If an electronic format is utilized, each Party will follow any of the OBF standards for use thereof. If an electronic format cannot be utilized, each Party will transmit ASRs to the other Party via facsimile or electronic mail. Electronic mail and facsimile information will be provided by each Party to the other Party and updated as needed.

3.0      CONTACTS AND ESCALATION
Each Party will provide a complete escalation list of contacts for the On-Net Service provided to the other Party, including the Customer Service Center ("CSC").

4.0      SERVICE ORDER INTERVALS
As used in this paragraph 4, "shall" or "will" with respect the performance of a Party shall mean, "use its best efforts to".

4.1 ASR ISSUANCE - Upon receipt of an ASR from the other Party, the receiving Party will provide a response to the sending Party pertaining to any corrections or clarifications required to process the ASR. This will be completed by the receiving Party within one (1) Business Day following the receipt of the ASR.

4.2 FIRM ORDER COMMITMENT ("FOC") - The Party requested to provide the Service will provide a firm order commitment to the other Party within three (3) Business Days of receipt of a complete and accurate ASR. The FOC will provide any necessary service intervals as well as a committed service date.

4.3 DESIGN LAYOUT RECORD ("DLR") - The party providing the Service will provide DLR information within ten (10) Business Days of receipt of the ASR. If the Start of Service Date requested by the other Party is less than five (5) Business Days from issuance of the FOC and a complete and accurate ASR has been received by the Party providing the Service, DLR issuance will be negotiated between the Parties.

5.0      INSTALLATION INTERVALS
The standard installation interval for all On-Net Services will be [**] calendar days if all optronic equipment necessary to provide the On-Net Services is already in place, and otherwise will be fourteen (14) calendar days. It is understood between the Parties that each Party will provide Service on an individual case basis based on the requirements and expectations of the other Party and its capabilities. If a shorter installation interval is required that is less than the

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

standard seven (7) or fourteen (14) days, as the case may be, the Party providing the Service will use best efforts to meet the expected Service date, and if it cannot meet the expected Service date, then such Party will make best efforts to negotiate in good faith the earliest Start of Service date possible with NEON.

6.0      CANCELLATION CHARGES
There will be no cancellation charge if the Circuit is canceled prior to the issuance of the DLR. If the Circuit is canceled after the DLR is issued but prior to the due date, the canceling Party shall pay one (1) month's recurring changes.

7.0      INSTALLATION DELAY CREDITS
If a Service is ordered with an agreed upon due date and the due date is missed due to the fault of the Party providing the Service, the other Party will be entitled to a delay credit in the amount of [**] percent ([**]%) of the monthly recurring charge for that Circuit for each calendar day of delay. The delay credits for any Circuit will be capped at [**] percent ([**]%) of one month's monthly recurring cost for the Circuit.

                       APPENDIX 4.4.1(a) - NEON's SERVICES

DARK FIBER LEASES:

NEON leases dark fiber to communications carriers throughout most of the Northeastern United States.

NEON's Network encompasses approximately 1,000 route miles consisting of 65,000 fiber miles and passes through approximately 540 cities and towns and passes more than 200 POPs tandems and central offices in six Northeastern states. The Network footprint covers nearly 500,000 businesses and 18 million people.

The Company's primary cable routes are on utility rights-of-way. The utility infrastructure includes transmission and distribution plant, underground conduits, manholes, and building entries. NEON is a supplier of secure primary and redundant paths.

NEON's uses single mode fiber, TrueWave(R) and AllWave(R) fiber manufactured by Lucent Technologies.

LIT SERVICE LEASES:

NEON's Network offers carrier customers capacity, enhanced capabilities, route diversity, and near ubiquitous coverage in most of the Northeastern United States. NEON uses Nortel's OPTera - Long Haul in the NEON optical backbone.

NEON Lit Service leases include:

NEON's SONET Optical Interface
OC-3, OC-3c, OC-12, OC-12c, OC-48, OC-192, OC-"n" and DWDM
Scrambled NRZ line code
Standard intermediate reach (IR) or short reach (SR) interface as specified by TR-253
Optical wavelength (i.e. 1310 nm or 1550 nm)
1+1 Protection Ratio
SONET Electrical Interface
DS-3
STS-1

Lambda

NEON offers lambda services consisting of 2.5 Gb/s and 10 Gb/s wavelengths for long haul and metro systems.

NEON supports ATM, Frame and IP networks.

NEON employs Nortel Networks' latest generation Dense Wavelength Division Multiplexing (DWDM) technology that provides an initial capacity of up to 160 gigabit per second (Gb/s). This technology enables NEON to send 16 wavelengths of light through a single fiber. This transport OC-192 system, configured in a high survivable 4 fiber BLSR (Bidirection Line Switched Ring) topology is the leading SONET platform in the telecommunications industry.

NEON currently uses OC-48 (2.5 Gb/s) systems to serve as metropolitan on/off ramps to NEON's geographically diverse backbone.

NEON employs an Integrated Network Management (INM) system for 7x24 management and surveillance of its Network.

COLOCATION LEASES:

Carriers can lease colocation space within NEON's Points of Presence (POPs).

NEON's colocation products offer sites in 9 cities, including, among other sites.

Boston, MA           Stamford, CT              White Plains, NY
Springfield, MA      Manchester, NH            Portland, ME
Providence, RI       Hartford, CT              Dover, NH

NEON's "Carrier Class" colocation facilities include:

Climate Controlled Environments
Secure Premises
Back Power, UPS and on Site Emergency Generators

Custom colocation space planning is also provided by NEON, including:

Design and build to suit a customer's specifications.

Standard cabinet floor plan price:

Floor Plans and Specific Area Designs for racks and cabinets

AC and/or DC Power engineering
Overhead cable ladder layouts
Engineering of access to UPS

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                         APPENDIX 7.18(i) - NEON's POPs

LOCALITY             EXCHANGE            COMPANY                     DELIVERY      SW STREET
RHODE ISLAND

Providence           Providence          [**]                          [**]        [**]
                                         ====                          ====        ====
Providence           Providence          [**]                          [**]        [**]
                                         ====                          ====        ====
Green Hill           Green Hill          [**]                          [**]        [**]
                                         ====                          ====        ====

MAINE

Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====

NEW YORK

NYC                  NYC                 [**]                          [**]        [**]
                                         ====                          ====        ====
WCHZ 8               Mamaroneck          [**]                          [**]        [**]
                                         ====                          ====        ====
White Plains         White Plains        [**]                          [**]        [**]
                                         ====                          ====        ====
White Plains         White Plains        [**]                          [**]        [**]
                                         ====                          ====        ====
NYC                  NYC                 [**]                          [**]        [**]
                                         ====                          ====        ====
White Plains                             [**]                          [**]        [**]
                                         ====                          ====        ====
NYC                  NYC                 [**]                          [**]        [**]
                                         ====                          ====        ====

CONNECTICUT

Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Bridgeport           Bridgeport          [**]                          [**]        [**]
                                         ====                          ====        ====
Bridgeport           Bridgeport          [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven            Hartford1           [**]                          [**]        [**]
                                         ====                          ====        ====
Hartford             Hartford            [**]                          [**]        [**]
                                         ====                          ====        ====
Hartford             Hartford            [**]                          [**]        [**]
                                         ====                          ====        ====
Hartford             Hartford            [**]                          [**]        [**]
                                         ====                          ====        ====
Manchester           Manchester          [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven            Hartford1           [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven                                [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven                                [**]                          [**]        [**]
                                         ====                          ====        ====

                                      -54-

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

MASSACHUSETTS

Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Cambridge            Cambridge           [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Lowell               Lowell              [**]                          [**]        [**]
                                         ====                          ====        ====
Framingham           Framingham          [**]                          [**]        [**]
                                         ====                          ====        ====
Lawrence             Lawrence            [**]                          [**]        [**]
                                         ====                          ====        ====
Hudson, NH           Lawrence            [**]                          [**]        [**]
                                         ====                          ====        ====

NEW HAMPSHIRE

Keene                Keene               [**]                          [**]        [**]
                                         ====                          ====        ====
Keene                Keene               [**]                          [**]        [**]
                                         ====                          ====        ====
Manchester           Manchester          [**]                          [**]        [**]
                                         ====                          ====        ====
Manchester           Manchester          [**]                          [**]        [**]
                                         ====                          ====        ====
Nashua               Nashua              [**]                          [**]        [**]
                                         ====                          ====        ====
Nashua               Nashua              [**]                          [**]        [**]
                                         ====                          ====        ====
Portsmouth           Portsmouth          [**]                          [**]        [**]
                                         ====                          ====        ====
Dover                Dover               [**]                          [**]        [**]
                                         ====                          ====        ====
Dover                Dover               [**]                          [**]        [**]
                                         ====                          ====        ====
Portsmouth           Portsmouth          [**]                          [**]        [**]
                                         ====                          ====        ====
Portsmouth           Portsmouth          [**]                          [**]        [**]
                                         ====                          ====        ====
Nashua               Nashua              [**]                          [**]        [**]
                                         ====                          ====        ====

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

        LSOs THAT THE PARTIES DESIRE TO CONNECT - PENDING NEON EXPANSION

   LOCALITY             EXCHANGE             COMPANY                           DELIVERY              SW STREET
RHODE ISLAND

S. Providence          Providence         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Cranston               Providence         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Warwick                Providence         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Pawtucket              Pawtucket          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====

MAINE

S. Portland            Portland           [**]                       [**]       [**]       [**]
Biddeford              Portland           [**]                       [**]       [**]       [**]
CONNECTICUT

Bridgeport             Bridgeport         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Waterbury              Waterbury          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Norwalk                Norwalk            [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Danbury                Danbury            [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Windsor Locks          Windsor Lks.       [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Greenwich              Greenwich                            [**]     [**]       [**]       [**]
                                                            ====     ====       ====       ====

MASSACHUSETTS

Worcester              Worcester          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Worcester              Worcester          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Quincy                 Quincy             [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Amherst                Amherst            [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Framingham             Framingham         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                       APPENDIX 7.18(ii) - Exelon's Carrier POPs and LSOs List

                                             CARRIER POPS

--------------------------------------------------------------------------------------------------------------------
NAME                                     STREET ADDRESS                        CITY
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Philadelphia
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Wayne
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Philadelphia
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Pottstown
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Philadelphia
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Philadelphia
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Philadelphia
--------------------------------------------------------------------------------------------------------------------
[**]                                     [**]                                  Philadelphia
--------------------------------------------------------------------------------------------------------------------

                                                        BELL LSOs

----------------------------------------------------------------------------------------------------------------------------------
BUILDING                               COUNTY                 ADDRESS                                CITY
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Ambler
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Bala-Cynwyd
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Delaware               [**]                                   Chester Heights
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Bucks                  [**]                                   Churchville (Bucks)
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Bucks                  [**]                                   Eddington
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Chester                [**]                                   Exton
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Hatboro
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Jenkintown
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   King of Prussia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Lansdale
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Bucks                  [**]                                   Langhorne
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Norristown
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Chester                [**]                                   Paoli
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Pottstown
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Delaware               [**]                                   Ridley Park
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Trooper
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Bucks                  [**]                                   Tullytown
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Philadelphia           [**]                                   Philadelphia
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Delaware               [**]                                   Wayne
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Chester                [**]                                   West Chester
----------------------------------------------------------------------------------------------------------------------------------
[**]                                   Montgomery             [**]                                   Willow Grove (Montg)
----------------------------------------------------------------------------------------------------------------------------------
[**]                                                                                                 Conshohocken
----------------------------------------------------------------------------------------------------------------------------------